                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06231
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                                GIAC Funds, Inc.
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               (Exact name of registrant as specified in charter)

                      7 Hanover Square New York, N.Y. 10004
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               (Address of principal executive offices) (Zip code)

Frank L. Pepe                                           Thomas G. Sorell
GIAC Funds, Inc.                                        GIAC Funds, Inc..
7 Hanover Square                                        7 Hanover Square
New York, N.Y. 10004                                    New York, N.Y. 10004

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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2003
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

ECONOMIC REPORT

[PHOTO]                        Past performance is no indication of future
Thomas G. Sorell, C.F.A.       performance. The commentary reflects the out-
Chief Investment Officer       look and views of Thomas G. Sorell, Chief
                               Investment Officer of The Guardian Insurance
                               & Annuity Company, Inc. as of December 31,
                               2003, and is subject to change.

"THE END OF A BEAR MARKET"

  The year 2003 will be remembered as the end of a three-year bear market in U.S. equities. At its lowest point, in October 2002, the market was down 47.4% from its March 2000 peak--the worst performance since the Great Depression. During the 2003 rebound, small cap stocks outperformed large cap stocks as the Russell 2000 Index(1) returned 47.3%, the S&P 500 Index(2) gained 28.7% and the Dow Jones Industrial Average(3) returned 28.3%.

  These returns, while welcome and substantial by recent and long-term historical averages, pale in comparison to the market move of more speculative investments during 2003. Stocks with high betas, no earnings, no dividends and poor earnings quality outperformed more conservative higher quality equities. Many of the best performing stocks in 2003 were companies from which investors fled during 2002 due to concerns about solvency, accounting practices or regulatory investigations.

  The variance in returns during 2003 between high- and low-quality stocks is evident when comparing stocks with high S&P Quality Ratings of A+ with the returns of more speculative C and D rated stocks (S&P common stock Quality Ratings reflect the long-term growth and stability of a company's earnings and dividends during the trailing ten years and are unrelated to S&P debt ratings). A+ rated stocks rose 26% last year while the more speculative C and D rated stocks gained 81%. This 55% difference in performance was the second largest in the 18-year history of the stock quality indices as maintained by Merrill Lynch--surpassed only by the 73% spread observed in 1999.(4)

  Despite the cut in the dividend tax rate, investors shunned dividend-paying stocks in 2003. The 100 companies in the S&P 500 that pay no dividends outperformed the 100 highest yielding stocks by 35%. Risk taking was clearly back in vogue in 2003 while conservatism was out of favor.

  These same trends were evident in the fixed income market, where lower rated securities generated the most attractive returns. In spite of significant interest rate volatility, U.S. Treasury rates ended 2003 only slightly higher than at the beginning of the year. The ten-year rate rose less than 0.50% to 4 1/4% and still generated a positive, albeit small, 1.3% total return.

  The broad taxable investment grade market returned 4.1%, while the more speculative high yield and emerging market debt sectors were the best performing fixed income asset classes, with exceptional returns of 28.9% and 28.8%, respectively.

  While not generating double-digit returns, investment grade corporate bonds provided very strong returns as corporate yield spreads narrowed significantly in the wake of improving economic conditions and higher corporate profitability. Yield spreads tightened by 0.80%, more than offsetting the small increase in Treasury rates. In fact, the corporate sector posted a record-setting performance in 2003 relative to Treasuries: corporate bonds returned 7.7%, outperforming similar duration Treasuries by 5.2% and eclipsing the previous record by nearly 2.50%. Corporate bonds also outperformed the broad fixed income market by over 3.5%.

ECONOMIC RECOVERY

  Investors remained risk averse as 2003 began, shaken from a series of corporate accounting scandals and concerned about the potential economic and geopolitical impact of an imminent war with Iraq. Business confidence remained weak as corporations continued to cut payrolls and capital spending while drawing down inventories. As the U.S. prepared to invade Iraq during the first quarter of 2003, the S&P 500 Index traded down to 800 on March 11th. This would mark the 2003 low in stocks, and the beginning of a recovery in consumer and business confidence that, along with a tremendous amount of fiscal and monetary stimulus, would support stronger economic growth and a recovery in corporate profitability.

  Although the Federal Reserve Board (Fed) expected economic conditions to improve as uncertainty regarding Iraq subsided, it became increasingly concerned that there was a greater likelihood of a continued decline in inflation. The fixed income markets immediately noted the Fed's deflationary concerns, and the possibility that the Fed might utilize unconventional tools (like purchasing Treasury debt) to drive interest rates lower in order to stimulate economic growth and prevent deflation.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(4) Bernstein, Richard, and Kirschner, Lisa. "Merrill Lynch Quantitative Strategy Update--Low Quality Dominated 2003 Quality Performance." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department January 6, 2004.

 MR. SORELL'S ECONOMIC REPORT IS NOT PART OF THIS SHAREHOLDER REPORT FOR LEGAL
                                   PURPOSES.
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

  By June, U.S. interest rates had declined to 45-year lows when the ten-year Treasury yield fell to 3.11%.

  As the second quarter came to a close, the Fed's policy making Federal Open Market Committee (FOMC) cut the Fed funds rate by 0.25%, lowering the target rate to 1%, where it would remain for the rest of the year.

  The Fed's strategy of keeping the economy afloat by supporting personal consumption as it awaited a recovery in business confidence, spending and hiring was about to prove successful. The decline in interest rates resulted in historically attractive mortgage rates that stimulated a surge in home purchases. Mortgage refinancing provided additional income, which in turn sustained high levels of personal consumption.

  While the Fed provided tremendous monetary stimulus, the Bush administration was not about to rely solely on monetary policy to achieve and sustain economic recovery. In May, President Bush received Congressional approval for a $350 billion economic stimulus package that represented the second tax cut of his term: one that reduced individual taxes retroactively to the first of the year, and cut the top tax rate on dividends and capital gains to 15%.

  The combination of aggressive monetary and fiscal policy stimulus increasingly benefited U.S. economic growth as the year progressed. Gross Domestic Product
(GDP)(5) growth gradually improved from 2.0% in the first quarter to 3.1% in the second quarter. GDP then surged to 8.2% in the third quarter, the fastest quarterly pace in two decades. By the third quarter, economic growth was becoming more balanced--benefiting from a revival in business investment and no longer dependent simply on personal consumption. Business investment in equipment and software grew by 17.6% during the third quarter of 2003, the largest increase in more than 5 years and a significant increase over the second quarter's 8.0% rate.

  Businesses' willingness to begin reinvesting after a two-year hiatus was not only driven by continued strength in consumption, but also by improving corporate profitability. While revenue growth was modest, earnings were rising due to continued cost cutting, enhancements in productivity and a weaker dollar. Although some improvement was to be expected in 2003 relative to 2002's poor results, the increase in S&P 500 operating profits proved to be impressive. According to First Call,(6) S&P 500 operating earnings per share increased 12% during the first quarter 2003 on a year-over-year basis, 9% in the second quarter, and by almost 18% during the third quarter. Earnings are forecast to rise 21% during the forth quarter, and 14% for the full year 2003. On a reported basis (as opposed to operating basis), the growth is expected to be about 60-65% for the full year 2003. This would represent the strongest peak to trough increase in earnings growth in the post-war period.(7)

  By year-end 2003, evidence of broader and more sustainable economic growth alleviated deflationary fears. This trend convinced most fixed income investors that the Fed was likely to begin raising interest rates sometime in 2004 (even though it had indicated a willingness to leave monetary policy accommodative for "a considerable period" despite low inflation and excess capacity).

  GDP growth, which was not expected to remain at the elevated rate recorded in the third quarter, was 4.0% in the final quarter of 2003. For the full year, GDP gained 4.3% on a fourth quarter to fourth quarter basis, and 3.1% on a year-over-year basis. Clearly, a tremendous amount of monetary and fiscal policy stimulus had achieved the desired objective of reinvigorating economic growth.

2004 ECONOMIC OUTLOOK

  As evidenced in 2003, the economy is becoming less dependent on continued growth in consumer spending as the corporate sector begins its long-awaited recovery from the 2001 "profits recession." As the effect of tax cuts and the initial benefit of low interest rates dissipate, we expect personal consumption expenditures (PCE) to moderate from the torrid 6.9% growth rate in the third quarter of 2003. The current consensus forecast for PCE calls for a 2004 growth of 3.7% on a year over year basis, up from 3.1% during 2003 and the best since the year 2000 rate of 4.7%. This expectation is dependent in large part on continued improvement in labor market conditions, which is currently evidenced by declining jobless claims, a small albeit disappointing increase in non-farm payroll growth, and a lower unemployment rate, which fell in December to 5.7%, well below its June 2003 peak of 6.3%.

  While personal consumption is expected to remain sufficiently strong to support moderate economic growth, it is critical that the corporate sector continues to rebound and make a larger contribution to GDP growth in order to ensure the sustainability and longevity of the recovery. The consumer has been on an auto and housing spending binge, supported by low interest rates and tax cuts, but as pent-up demand dissipates these sectors of the economy are less likely to contribute as strongly to GDP growth.

  The improvement in corporate profitability, along with the consumer's continued resiliency, has resulted in improved business confidence and management's willingness to begin rebuilding depleted inventories, increase capital spending and to slowly begin hiring employees. Business confidence as measured by the Institute for Supply Management (ISM)(8) survey has improved from a low of 46.2% at the beginning

--------------------

(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

(6) Thompson Financial's First Call is a global research network used by money managers and brokers for real-time, commingled equity and fixed income research and data, corporate news, shareholdings data, sell-side workflow tools and internal research distribution.

(7) Bernstein, Richard, "Merrill Lynch U.S. Strategy Update--Text to Monthly Conference Call." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department December 8, 2003.

(8) The Institute for Supply Management (ISM) Index is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
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

of 2003 to 63.4% in December. This increased confidence is evident in an improvement in the manufacturing sector as industrial production increased at a 6.2% annual rate in the fourth quarter, and toward the end of 2003 the ISM production Index rose to its highest level in 20 years. Industrial production is forecast to increase 5.0% on a year over year basis in 2004, the largest increase since 1999. Non-residential fixed investment grew by 12.8% (annualized) during the third quarter of 2003 and 6.9% in the fourth quarter. These increases came after nine consecutive quarters of shrinkage. Business spending on capital projects is likely to continue growing during 2004 due to rising profit margins, which are an inducement to invest. Thanks to rising labor productivity and low real wage growth, aggregate U.S. profit margins have risen to their highest level in postwar history. Also supporting the business recovery is the weaker dollar, which increases U.S. corporate competitiveness and is likely to boost exports as the global economy continues to improve in 2004. These factors, along with forecasts of real nonresidential fixed investment of 9.8% in 2004, result in a consensus 2004 GDP growth forecast of 4.6% on a year over year basis, which would represent the largest increase in 19 years.

  While the above forecasts would represent a significant recovery in U.S. economic growth in 2004, a reasonable expectation in our view, it is subject to several significant risks.

  The principal risks to these forecasts are deterioration in the consumer/household sector's ability to continue spending due to weaker than expected employment growth; further depreciation in the dollar, which could fuel inflation and force the Fed to aggressively tighten monetary policy; and the continued threat that terrorism may disrupt economic growth.

  The fundamental concern regarding the household sector has been the low savings rate and high debt levels, which, while manageable in a low interest rate environment, may prove to be disastrous should interest rates rise significantly in 2004. During the last decade, consumer debt has grown from 85% to 115% of annual income. A rise in interest rates could also adversely affect housing values, which have been a source of funding and liquidity for consumers as they have cashed out equity in their homes to sustain spending.

  Global labor outsourcing and growth in labor productivity have led to a shortfall in income growth. So far, this is a worrisome factor in the economic recovery. Fully 24 months into the current expansion (2001 third quarter through third quarter 2003), private wage and salary disbursements are up only 2.1% over the entire period, little more than the consumer price inflation. The 9.2% growth in disposable personal income over this two-year period was mostly due to tax cuts and a rise in government payments either as wages or social benefits. The 11% growth in personal consumption expenditure over this period outstrips income growth. This was also accompanied by a build-up in debt, mostly through mortgages and not due to consumer credit. Personal savings as a percentage of disposable income was 2.3% at the end of the third quarter of 2003, lower than the 2.8% recorded at the beginning of this recovery. The household debt service ratio and financial obligations ratio remain at elevated levels. Clearly, an improving labor market is critical to sustaining consumer spending--even at what we expect will be lower levels than recorded in third quarter 2003.

  A continued decline in the dollar, which fell 8.5% on a trade-weighted basis in 2003--down 16.8% against the euro and 9.8% against the yen--poses the most significant upside risk to U.S. interest rates. Both the real economy and U.S. financial markets would likely suffer from rising rates.

  The principal concern regarding the dollar is the growing U.S. trade and budget deficits and U.S. dependence on foreign investment to fund these gaps. The current account deficit surpassed 5% of GDP in 2003, representing the largest imbalance since the 1980's when it was 3 1/2% of GDP. During that period, from peak to trough, the dollar declined 15.3% on a trade-weighted basis.(9)

  In addition to structural imbalances weakening the dollar, U.S. interest rates and equity valuations may appear to provide less attractive returns to foreign investors in 2004 than alternative investments in other global markets.

  Finally, 2004 is a Presidential election year, and debate and rhetoric concerning trade policy, tariffs and protectionism have the potential to further weaken the dollar.

  Both the potential inflationary effect of a weaker dollar and the difficulty associated with attracting capital to fund the current account deficit can cause upside pressure on U.S. interest rates.

  While these risks to economic growth are significant, the consumer has proved resilient for many years. At the same time, the Fed, along with others, believe that the U.S. is likely to experience a gradual and orderly decline in the dollar, which will not prove disruptive to economic growth or the financial markets.

  So, what should we expect of U.S. financial markets in 2004?

FINANCIAL MARKET OUTLOOK

  The most significant change in financial markets in 2004 is likely to be an increase in U.S. interest rates, the result of rising inflation expectations and the Federal Reserve's decision to tighten monetary policy.

  While the Blue Chip Consensus(10) forecast for inflation currently anticipates little changes in 2004 and a small increase in 2005, the markets are likely to begin discounting higher inflation as economic conditions improve.

--------------------

(9) Current account is the sum of net exports [i.e., exports in excess of imports] of goods and services, income on foreign assets, and net transfer payments.

(10) The Blue Chip Economic Consensus forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

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

As the economy recovers, we expect a gradual decline in the output gap as the unemployment rate declines and capacity utilization increases. We believe this decline in excess capacity will eventually raise unit labor costs and, along with already rising commodity prices and inflationary pressures from a weaker dollar, push interest rates higher. The Fed is likely to gradually begin tightening monetary policy sometime in the second half of the year, most likely in small 0.25% increments. As the Fed tightens monetary policy, we expect the Treasury yield curve to flatten as short rates rise faster than long rates. If in fact the Fed is correct in anticipating a gradual and orderly decline in the dollar, pressure on interest rates should be modest. The degree to which this interest rate increase is modest will be determined primarily by how rapidly the output gap is narrowed and the degree to which the dollar declines. If, however, the dollar collapses and foreign investors reduce their willingness to fund the U.S. current account deficit, our markets will have to depreciate more significantly to attract foreign capital.

  As interest rates rise, fixed income securities are likely to experience a decline in principal value, the degree of which will vary by maturity and duration. Whether fixed income securities are able to generate positive returns in 2004 will be determined by whether a particular security generates enough interest income to offset the anticipated decline in principal value in a rising rate environment. Shorter fixed income securities are less likely to be adversely affected in this environment than longer fixed income investments.

  Our outlook for the equity market is cautiously optimistic. U.S. corporations are now in better financial health than a year ago because earnings and cash flow generation have been strong and companies have taken advantage of low interest rates to reduce their debt burdens. Changes in accounting rules triggered by the accounting scandals of 2002 caused many companies to take large write-offs reflecting the overstatement of earnings and goodwill from prior years. This has improved the quality of reported earnings, an encouraging development for investors.

  The S&P 500 Index price return of 26.4% during 2003 was due in equal parts to earnings growth and P/E ratio expansion. At 18.5, its current forward operating P/E ratio is above the long-run average of 14.4. However, this can be justified by the current low inflation. Equity valuations are helped by a low inflation and low interest rate environment through their effect on the discount rate used in discounted cash flow models. During the last 50 years, S&P 500 P/E ratios have been greater when inflation was low than when inflation was high, and currently inflation is lower than the long-run average.

  Based on the Fed model, which compares the earnings yield of stocks to the 10-year Treasury bond yields, stocks are now less attractively priced than they were last year. Following the notable rise in stocks during 2003, and given current bond yields and inflation levels, stocks now seem fairly priced. If the P/E ratio remains unchanged, then stocks can be expected to grow at the same rate as earnings during 2004. The First Call analyst consensus calls for a 12% growth in S&P 500 earnings per share during 2004. If, however, valuations regress toward their long-run average due to an increase in interest rates or inflation, then stocks will be flat to down for the year. In any case, it does not seem likely that the stellar returns of 2003 will be repeated. In the post-war era, generally the second year of a bull market has not been as strong as the first year.

  Since 2004 is a presidential election year, it adds its own interesting dynamics to the economy. In the post-war era, on average, stocks have gained 9% in the President's 4th year in office versus 17% in the 3rd year. Some see this as evidence of priming the pump with fiscal policy. Although not predictive, the 4th year of a President's term has been positive for stocks almost 80% of the time.

  What should the intelligent investor do given these forecasts?

INVESTMENT STRATEGY

  As always, we believe that the best way to manage market volatility and uncertainty is to remain committed to your long-term investment objectives and to construct a well-diversified portfolio that is properly aligned with your financial goals, time horizon and tolerance for risk.

  Portfolio diversification is the foundation of sound asset allocation. For example, while it might be tempting to reduce allocations to fixed income, given expectations of rising rates, to do so within the context of a long-term asset allocation plan may prove to be imprudent. Focus on the long-term and diversify.

  Therefore, we believe that the best strategy by which to navigate the volatility and uncertainty of the markets is to consult your financial advisor and construct an appropriately well-diversified portfolio that will not only seek to meet your long-term financial objectives, but can survive short-term periods of volatility exhibited by any single asset class.

  In conclusion, we thank you for your business, confidence and trust to manage your investments and look forward to continued long-term success and prosperity in the years ahead.

Thomas Sorell Signature

Thomas G. Sorell, CFA

Chief Investment Officer

The Guardian Insurance & Annuity Company, Inc.

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

ABOUT YOUR ANNUAL REPORT

  In the interest of assisting you in understanding the information presented in this report and evaluating your investment, we have highlighted certain definitions and information included in this annual report.

TOTAL RETURNS

  Total return figures shown in the report are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Please refer to the Financial Statements and accompanying Notes to Financial Statements sections of this report for specific information about the fees and expenses borne by the funds. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the funds will be lower to reflect separate account and contract/policy charges.

  Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

INDEX RETURNS

  Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Funds.

A FEW WORDS ABOUT RISK

  It is important to carefully consider the funds' investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. There are some additional risks to consider when investing in certain funds available under your variable annuity contract or variable life insurance policy:

     - Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

     - International investing has special risks related to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

     - Investing in bond funds exposes you to the general risk of investing in the debt markets. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

     - Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

     - Low duration bond funds are not an alternative to money market funds since they, unlike money market funds, do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

UPDATED PERFORMANCE INFORMATION

  This annual report contains performance information for the year ending December 31, 2003. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 1-800-221-3253 or visit our website at WWW.GUARDIANINVESTOR.COM. Current performance may be lower or higher than the performance quoted in this report.

  You should consider the funds' investment objectives, risks, fees and expenses carefully before investing. For further information, please consult the contract and underlying fund prospectuses. The prospectuses should be read carefully before you invest or send money, and can be obtained from your investment professional or by calling 1-800-221-3253.

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
BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                    OBJECTIVE: Long-term capital
R. Robin Menzies             appreciation
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             of companies domiciled outside
                             the United States

                           INCEPTION: February 8, 1991

NET ASSETS AT DECEMBER 31, 2003:   $194,158,750

Q:   HOW DID THE FUND PERFORM?

A:   During 2003, the world's markets began to recover from the declines that began during 2000. The Fund returned 30.03%(1) during 2003, compared to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Growth Index,(2) which rose 32.5% during the same period. As was the case in 2002, international returns benefited from the weakness of the dollar relative to the world's other major currencies. This was particularly evident in Continental Europe; the local currency return of the MSCI Europe ex-UK Growth Index(3) was 16.2%, compared with a dollar-denominated return of 37.8%. Of the countries in the MSCI EAFE Growth Index, Germany performed best, rising by over 68%. Finland did least well, returning 11.5%.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Although it achieved a strong positive return, the Fund underperformed the
MSCI EAFE Growth Index. The main investment management reason for this was our choice of stocks in Continental Europe and in Japan. While we believe that the Fund's holdings in these regions are good quality companies that will grow their earnings faster than their peers over the longer term, the markets often neglected such stocks, preferring lower quality companies in many cases. On the positive side, the Fund benefited from its allocation to emerging markets: its investments in this area rose by 54% during the year. We have favored oil and gas companies in emerging markets over their counterparts in the developed world; this is reflected also in the strong stock selection achieved in the energy industry. The Fund's relative performance was also helped by stock selection in the telecommunication services industry, and by having no exposure to the utilities industry.

--------------------------------------------------------------------------------

"... the Fund benefited from its allocation to emerging markets: its investments in this area rose by 54% during the year."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The task of an outlook is to try to estimate what will come next. The most convincing answer to that question in economic terms seems to be "more of the same." Productivity growth is high, and there is plenty of spare capacity in most areas (with commodities being the most obvious exception). The speed and vigor of the American recovery has thus far worked wonders for corporate profits in the U.S., and we have seen evidence of the long-awaited recovery in capital expenditure, which we believe should build up in 2004. For much of the world, we believe the most important issue is what the dollar does next. On balance, in our view the dollar is likely to remain fairly weak, and this will be a painful experience for manufacturers in the euro and yen areas. We believe that the pressure on Europe and Japan to stimulate demand at home will become irresistible. The United Kingdom has managed to steer a remarkably stable middle course, but stability may become an unfashionable virtue if current conditions persist. Emerging markets, which, in general, have depreciated with the dollar, find themselves in a happier position. They are more competitive compared to their old rivals in Europe and Japan, and their main customers (America and other emerging markets, especially China) are booming. Stock markets in general do not look particularly cheap to us at the moment, but the rate of profit increases in some may make such statements outdated fairly quickly. With the significant caveat that the dollar does not fall too sharply, we believe the background to equity investment looks quite good.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is an unmanaged index that is generally considered to be representative of the international growth stock market activity. The MSCI EAFE Growth Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The MSCI Europe ex-UK Growth Index is generally considered to be representative of the European growth stock market excluding the United Kingdom. The returns for these indexes do not reflect the fees and expenses that have been deducted from the Fund.

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 20

BAILLIE GIFFORD INTERNATIONAL FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                             BAILLE GIFFORD INTERNATIONAL FUND        MSCI EAFE GROWTH INDEX
                                                             ---------------------------------        ----------------------
02/08/91                                                                 10000.00                            10000.00
                                                                         12160.00                            10970.90
                                                                         12150.00                            10349.80
                                                                         12370.00                            10459.00
                                                                         12480.00                            10587.90
                                                                         12090.00                             9796.32
                                                                         12470.00                            10222.70
                                                                         12300.00                            10029.10
                                                                         12670.00                            10540.70
                                                                         12520.00                            10852.70
                                                                         12050.00                            10472.10
12/91                                                                    12565.60                            11010.10
                                                                         12657.00                            10634.60
                                                                         12616.40                            10217.90
                                                                         12057.70                             9539.19
                                                                         12372.60                             9328.47
                                                                         13043.00                            10028.10
                                                                         12789.00                             9586.23
                                                                         12097.10                             9437.03
                                                                         12168.30                            10178.80
                                                                         11751.20                             9970.14
                                                                         11293.40                             9454.36
                                                                         11334.10                             9588.96
12/92                                                                    11437.50                             9603.15
                                                                         11335.00                             9517.97
                                                                         11734.70                             9791.56
                                                                         12011.40                            10489.00
                                                                         12698.10                            11338.50
                                                                         13067.10                            11674.60
                                                                         12809.00                            11570.90
                                                                         13183.00                            11910.70
                                                                         14107.60                            12521.30
                                                                         14138.80                            12217.90
                                                                         14751.70                            12605.10
                                                                         14076.50                            11371.20
12/93                                                                    15330.80                            12043.70
                                                                         15424.70                            12951.50
                                                                         15748.20                            12855.90
                                                                         15268.20                            12225.50
                                                                         15779.50                            12732.20
                                                                         15685.60                            12586.10
                                                                         15539.50                            12707.80
                                                                         16000.20                            12821.30
                                                                         16429.50                            13114.50
                                                                         15801.30                            12679.00
                                                                         16293.40                            13036.50
                                                                         15487.10                            12452.80
12/94                                                                    15464.80                            12615.80
                                                                         14570.00                            12134.10
                                                                         14591.00                            12132.20
                                                                         15117.40                            12898.20
                                                                         15517.50                            13471.60
                                                                         15549.00                            13319.60
                                                                         15528.00                            13046.30
                                                                         16401.80                            13880.80
                                                                         16264.90                            13299.40
                                                                         16570.20                            13606.20
                                                                         16317.50                            13241.20
                                                                         16549.20                            13608.40
12/95                                                                    17200.90                            14085.20
                                                                         17458.30                            14097.40
                                                                         17659.70                            14148.50
                                                                         18230.50                            14491.00
                                                                         18790.10                            14844.40
                                                                         18655.80                            14537.40
                                                                         18878.70                            14591.10
                                                                         18280.70                            14121.50
                                                                         18562.80                            14138.00
                                                                         19059.30                            14528.30
                                                                         18811.00                            14410.80
                                                                         19781.50                            14874.30
12/96                                                                    19852.40                            14606.50
                                                                         19461.30                            14000.60
                                                                         19668.40                            14219.80
                                                                         19886.90                            14306.70
                                                                         20220.40                            14453.00
                                                                         21589.20                            15305.10
                                                                         22755.30                            16197.90
                                                                         23992.50                            16587.80
                                                                         22558.70                            15311.20
                                                                         23888.40                            16326.00
                                                                         21957.50                            14783.80
                                                                         21830.30                            14754.60
12/97                                                                    22221.30                            14946.90
                                                                         22805.10                            15625.30
                                                                         24447.00                            16665.10
                                                                         25675.50                            16893.00
                                                                         26162.00                            17064.90
                                                                         26320.10                            16948.30
                                                                         26507.60                            17185.40
                                                                         27158.90                            17266.50
                                                                         23484.40                            15414.50
                                                                         22624.20                            14983.50
                                                                         24332.40                            16506.30
                                                                         25512.10                            17307.70
12/98                                                                    26946.20                            18304.80
                                                                         26830.30                            18403.30
                                                                         26340.90                            17808.70
                                                                         26856.10                            18052.40
                                                                         27783.50                            18240.10
                                                                         26443.90                            17450.60
                                                                         27923.50                            18129.20
                                                                         28798.50                            18481.10
                                                                         29529.90                            18587.90
                                                                         29516.90                            18886.00
                                                                         30992.70                            19900.80
                                                                         33722.40                            21361.70
12/99                                                                    37485.30                            23742.30
                                                                         35175.70                            22409.70
                                                                         38045.20                            23655.00
                                                                         37891.20                            24101.80
                                                                         35301.70                            22511.50
                                                                         33524.00                            21119.20
                                                                         34447.80                            21876.40
                                                                         33299.80                            20508.60
                                                                         33757.90                            20728.90
                                                                         31882.50                            19359.10
                                                                         30522.40                            18466.50
                                                                         28947.70                            17617.00
12/00                                                                    29988.70                            17950.20
                                                                         29933.30                            17899.60
                                                                         27421.90                            16084.20
                                                                         25741.50                            14978.70
                                                                         27920.50                            16013.20
                                                                         27034.10                            15374.10
                                                                         26272.80                            14630.60
                                                                         25390.80                            14276.30
                                                                         24677.70                            13626.20
                                                                         22444.50                            12339.60
                                                                         23045.00                            12830.90
                                                                         23514.20                            13490.90
12/01                                                                    23870.70                            13569.20
                                                                         22538.30                            12837.90
                                                                         22669.70                            13011.20
                                                                         23964.60                            13512.50
                                                                         23964.60                            13591.30
                                                                         24152.20                            13630.80
                                                                         23306.80                            13282.40
                                                                         21015.50                            11866.90
                                                                         20790.20                            11777.70
                                                                         18799.40                            10755.00
                                                                         19419.20                            11363.80
                                                                         20151.60                            11699.40
12/02                                                                    19644.50                            11430.10
                                                                         18837.00                            10865.20
                                                                         18574.00                            10631.80
                                                                         18386.20                            10528.10
                                                                         20114.10                            11451.70
                                                                         21203.30                            12053.60
                                                                         21333.80                            12267.40
                                                                         21447.00                            12430.00
                                                                         21767.70                            12658.10
                                                                         22333.60                            13088.50
                                                                         23503.90                            13842.70
                                                                         23976.30                            14168.10
12/03                                                                    25544                               15143

                To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in the Baillie Gifford International Fund and the MSCI EAFE Growth Index. The Fund's performance was previously compared to the MSCI EAFE Index. This index was replaced by the MSCI EAFE Growth Index, which is more comparable to the Fund's investments. Total returns for the MSCI EAFE Index for the 1-, 5- and 10-year periods ended December 31, 2003 were 39.17%, 0.26% and 4.78%, respectively.

                 PORTFOLIO COMPOSITION BY GEOGRAPHICAL LOCATION
                            AS OF DECEMBER 31, 2003
[PIE CHART]

EMERGING MARKETS                                                                  4.7%
----------------                                                                  ---
Japan                                                                            22.3%
Asia/Pacific                                                                      6.5%
UK                                                                               24.3%
Cont. Europe                                                                     40.2%
Cash                                                                              2.0%

---------------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                  INCEPTION                                             SINCE
                                                    DATE      1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
---------------------------------------------------------------------------------------------------------------
Baillie Gifford International Fund                 2/8/91     30.03%    -5.21%   -1.06%    -5.23%       7.54%
---------------------------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BAILLIE GIFFORD EMERGING MARKETS FUND


[PHOTO]                    OBJECTIVE: Long-term capital
Edward H. Hocknell           appreciation
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             issued by companies in emerging
                             markets

                           INCEPTION: October 17, 1994

NET ASSETS AT DECEMBER 31, 2003:   $55,252,208

Q:   HOW DID THE FUND PERFORM?

A:   The Fund returned 53.92%(1) in 2003, compared to a 56.28% return for the
Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index(2) during the same period. For the third consecutive year, returns from emerging markets have significantly exceeded those from their developed peers. As in 2002, the fourth quarter ended the year on a positive note: the MSCI EMF Index closed up 17.8%. However, regional, and particularly country, returns were characteristically volatile. Monetary easing continues to be the impetus behind the Brazilian market, and the Yukos debacle weighed heavily on the Russian market. Of the major countries, Taiwan was the most disappointing, barely in positive ground.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Despite an underweight position in India, good stock selection meant that this market was a main positive contributor to performance. The Indian market performed strongly during the year--up over 78%--and the Fund's holdings, especially in materials and banks, have outperformed. The Chinese and Russian markets also performed well, and an overweight in these countries, combined with good stock selection, helped the Fund's performance. High commodity prices ensured that materials stocks largely performed well, whether in aluminum, oil, nickel, gold or steel. South African holdings failed to benefit from these prices as much as elsewhere due to the strong rand, the main factor which led to South Africa underperforming as a whole. In terms of industries, the stocks in the materials and diversified financial industries were the key contributors to performance, and given the improved global growth outlook and demand from China in particular, we see the pricing outlook for companies in materials industries remaining strong. In diversified financials, both an underweight position and stock selection were beneficial. This is one area in particular where our focus on business fundamentals adds value.

--------------------------------------------------------------------------------

"In diversified financials, both an underweight position and stock selection were beneficial. This is one area in particular where our focus on business fundamentals adds value."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We maintain a favorable view of emerging markets as we enter 2004. However, after three years of good relative (to its developed peers) performance, it is difficult to envisage another year of significantly higher returns. The developed economies are beginning to show tangible signs of recovery, and the interest rate cycle is set to reverse in an upward direction. That said, we remain enthusiastic on a stock-by-stock basis, and we do not think that attractive growth prospects throughout the regions are fully reflected in current share prices. We continue to believe that we can find "emerging" companies that are striving to match their developed peers in terms of both business acumen and shareholder awareness. Typically, the medium term rewards will not come without some setbacks along the way.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

BAILLIE GIFFORD EMERGING MARKETS FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                              BAILLE GIFFORD EMERGING MARKETS
                                                                            FUND                          MSCI EMF INDEX
                                                              -------------------------------             --------------
10/17/1994                                                               10000.00                            10000.00
                                                                          9838.00                            11163.80
                                                                          9402.18                            10583.30
                                                                          8803.26                             9733.33
                                                                          7921.17                             8697.79
                                                                          7718.39                             8474.71
                                                                          7840.34                             8528.56
                                                                          8205.70                             8911.15
                                                                          8570.85                             9385.23
                                                                          8520.29                             9412.99
                                                                          8804.01                             9624.28
                                                                          8662.27                             9397.58
                                                                          8722.90                             9352.98
                                                                          8387.94                             8994.94
                                                                          8438.27                             8834.52
12/95                                                                     8750.49                             9226.36
                                                                          9640.41                             9882.18
                                                                          9557.50                             9725.07
                                                                          9557.50                             9800.81
                                                                          9981.86                            10192.70
                                                                         10136.60                            10147.20
                                                                         10301.80                            10210.50
                                                                          9784.65                             9512.69
                                                                         10167.20                             9756.20
                                                                         10343.10                             9840.71
                                                                         10270.70                             9578.25
                                                                         10777.10                             9738.74
12/96                                                                    10901.00                             9782.79
                                                                         11438.40                            10450.10
                                                                         11924.60                            10897.60
                                                                         11656.30                            10611.40
                                                                         12080.50                            10630.10
                                                                         12597.60                            10934.30
                                                                         13144.30                            11519.50
                                                                         13839.70                            11691.50
                                                                         13205.80                            10203.70
                                                                         13289.00                            10486.50
                                                                         10942.20                             8765.76
                                                                         10724.40                             8445.92
12/97                                                                    11115.90                             8649.45
                                                                         10023.20                             7971.08
                                                                         10930.30                             8803.07
                                                                         11378.40                             9185.09
                                                                         11400.00                             9085.02
                                                                          9825.68                             7840.01
                                                                          9098.58                             7017.61
                                                                          9560.79                             7240.12
                                                                          7027.18                             5146.71
                                                                          7038.42                             5473.19
                                                                          7688.07                             6049.54
                                                                          8128.59                             6552.67
12/98                                                                     8139.97                             6457.70
                                                                          7831.47                             6353.51
                                                                          7742.97                             6415.31
                                                                          8668.26                             7260.79
                                                                          9571.49                             8159.09
                                                                          9417.39                             8111.63
                                                                         10529.60                             9032.24
                                                                         10463.30                             8786.86
                                                                         10441.30                             8866.81
                                                                         10099.80                             8566.74
                                                                         10188.70                             8749.15
                                                                         11729.30                             9533.64
12/99                                                                    13812.40                            10746.10
                                                                         13899.20                            10810.20
                                                                         15016.80                            10953.00
                                                                         15125.30                            11006.40
                                                                         13291.60                             9963.07
                                                                         12532.00                             9551.18
                                                                         13193.90                             9887.62
                                                                         12423.50                             9379.11
                                                                         12879.30                             9425.22
                                                                         11642.30                             8602.25
                                                                         10774.30                             7978.56
                                                                          9852.03                             7280.96
12/00                                                                     9971.72                             7456.75
                                                                         11243.10                             8483.54
                                                                         10568.70                             7819.28
                                                                          9529.52                             7051.43
                                                                         10181.80                             7399.77
                                                                         10867.30                             7487.83
                                                                         10756.70                             7334.33
                                                                          9850.21                             6870.80
                                                                          9573.83                             6802.78
                                                                          8280.36                             5749.71
                                                                          8733.63                             6106.76
                                                                          9651.21                             6744.31
12/01                                                                    10600.30                             7279.81
                                                                         11176.30                             7526.59
                                                                         11708.00                             7650.03
                                                                         12439.00                             8110.56
                                                                         12250.70                             8163.28
                                                                         12062.40                             8033.48
                                                                         11246.50                             7430.97
                                                                         10481.70                             6865.47
                                                                         10515.30                             6971.20
                                                                          9374.35                             6219.01
                                                                          9829.01                             6622.62
                                                                         10360.80                             7078.26
12/02                                                                     9928.71                             6843.08
                                                                          9939.86                             6813.28
                                                                          9650.13                             6629.39
                                                                          9237.83                             6441.42
                                                                          9995.57                             7015.17
                                                                         11009.60                             7518.66
                                                                         11408.10                             7947.18
                                                                         11889.10                             8444.89
                                                                         12638.40                             9011.71
                                                                         12772.60                             9077.78
                                                                         13868.50                             9850.28
                                                                         14102.90                             9971.32
12/03                                                                    15280.00                            10694.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in the Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) Emerging Markets Free
(EMF) Index.

                 PORTFOLIO COMPOSITION OF GEOGRAPHICAL LOCATION
                            AS OF DECEMBER 31, 2003

[PIE CHART]

Asia                                                                             56.19%
Europe/Middle East                                                               19.50%
Latin America                                                                    21.18%
Cash                                                                              3.13%

-----------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                  INCEPTION                                   SINCE
                                                    DATE      1 YEAR   3 YEARS   5 YEARS    INCEPTION
-----------------------------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund             10/17/94    53.92%    15.29%    13.77%      4.89%
-----------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN SMALL CAP STOCK FUND


[PHOTO OF MATTHEW ZIEHL]   OBJECTIVE: Long-term growth of
Matthew Ziehl, C.F.A.        capital
Portfolio Manager

                           PORTFOLIO: At least 85% in a
                             diversified portfolio of common
                             stocks issued by companies with a
                             small market capitalization at
                             the time of initial purchase

                           INCEPTION: July 16, 1997

NET ASSETS AT DECEMBER 31, 2003:   $303,927,374

Q:   HOW DID THE FUND PERFORM DURING 2003?

A:   U.S. stocks rallied strongly in 2003, with small caps leading the way. The
Russell 2000 Index(1) returned an eye-popping 47.25%, setting a new calendar-year record return for the 25-year history of this benchmark, versus a "mere" 28.68% for the S&P 500 Index.(2) The Guardian Small Cap Stock Fund participated in the rally, but performance trailed the benchmark by 3.81% with a 43.44%(3) total return.

  Most of the underperformance came during the second quarter, as the stock market reversed early-year declines and experienced a sharp rally after the invasion of Iraq commenced in March. Highly speculative companies led this rally, as we discussed in our June 30th semiannual report letter to you. The Russell 2000's strongest performers during the first half of 2003 were companies that we consider to be of low fundamental quality, such as those with negative earnings, stocks priced below $5 per share, and stocks with under $500 million market cap in the Russell 2000. This environment made it challenging for the Fund to keep pace during the run-up, because we tend to avoid such companies. Instead, we seek to invest in companies with high fundamental quality--those we determine are demonstrably superior to their competitors in terms of financial strength, profitability and management skill.

  The stock market continued to rally strongly in the second half of 2003, and small cap stocks again led the charge. But the second-half rally was more broadly based, and encompassed higher quality companies as well as the more speculative fare. This environment was more favorable to our investment style, as reflected by stronger relative performance; The Guardian Small Cap Stock Fund returned 25.39% versus 24.92% for the Russell 2000 Index during the second half of 2003.

--------------------------------------------------------------------------------

"... the second-half rally was more broadly based, and encompassed higher quality companies as well as the more speculative fare. This environment was more favorable to our investment style, as reflected by stronger relative performance ..."

--------------------------------------------------------------------------------

  For the full year 2003, relative performance was driven primarily by stock selection rather than by sector allocations. This is consistent with our investment discipline that emphasizes selecting individual stocks rather than placing large "bets" on one market sector versus another. The Fund generated strong returns within the technology, consumer, and basic materials sectors, but these benefits were more than offset by underperformance in industrial, healthcare and telecom stocks.

  Performance did benefit somewhat from being overweight versus the index in technology stocks during 2003, as technology was the small cap market's strongest major sector.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A:   Throughout 2003 we remained true to our investment philosophy and process of maintaining a diversified, high-quality portfolio. As bottom-up stock pickers, the Fund's overweights and underweights to its benchmark (the Russell 2000 Index) were a function of the individual stocks in the Fund's portfolio. Having said that, for much of the year the Fund held an overweight in technology stocks because we identified a number of firms with solid fundamentals that we believed were poised to benefit from the improving economic environment. We recently neutralized our technology weighting by trimming or selling out of certain technology stocks that had performed well, but that appeared to have gotten expensive in terms of their valuations versus current- and near-term sales and earnings.

  Late in the year, we added to our exposure in the energy sector, as we believe investors have not priced in the likelihood that oil and natural gas prices will remain high

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered be representative of small capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

THE GUARDIAN SMALL CAP STOCK FUND

for an extended period of time due to strengthening global demands for energy (including the secular growth of China as an industrial power) and ongoing supply constraints--especially with regard to the U.S. natural gas supply.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Despite their considerable outperformance in 2003, we believe small cap stocks can continue to outperform their larger-cap counterparts during 2004, albeit less significantly. We expect the economic recovery to continue. Although stock market performance is impossible to predict, historically, an improving economy has favored smaller companies because their earnings tended to rebound more quickly than those of larger companies as Gross Domestic Product(4) (GDP) accelerates. In addition, from a valuation standpoint, small caps remain attractive relative to larger-cap companies. As always, we'll emphasize high quality companies that have strong financial characteristics and market share positions. We believe our investment approach will be rewarded when the market is once again fundamentally driven, not speculatively driven.

  In early 2004 we are adding to positions in the consumer cyclical sector, mainly in retail stocks. We had trimmed our retail positions during the third quarter after these stocks ran up strongly and valuations became quite stretched, as the market anticipated a very strong holiday selling season. We viewed these stocks as vulnerable to price declines if their high sales expectations were not met. Holiday sales turned out to be solid but not spectacular, and this group lagged the market as the year drew to a close. In early 2004 we are selectively increasing our exposure to retailers at more reasonable valuations.

(4) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[INVESTMENT GROWTH LINE GRAPH]

                                                                THE GUARDIAN SMALL CAP STOCK
                                                                            FUND                        RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
07/16/97                                                                  10000.00                           10000.00
                                                                          10287.80                           10110.20
                                                                          10600.30                           10341.50
                                                                          11653.00                           11098.50
                                                                          11307.60                           10610.90
                                                                          11250.00                           10542.30
12/97                                                                     11374.60                           10726.80
                                                                          11366.30                           10557.50
                                                                          12159.10                           11338.20
                                                                          12868.40                           11805.80
                                                                          12918.50                           11871.10
                                                                          12275.90                           11231.80
6/98                                                                      12234.60                           11255.40
                                                                          11200.30                           10344.20
                                                                           8719.78                            8335.58
                                                                           9089.76                            8987.91
                                                                           9224.30                            9354.47
                                                                           9913.81                            9844.57
12/98                                                                     10720.00                           10453.80
                                                                          10476.00                           10592.70
                                                                           9508.33                            9734.74
                                                                           9701.86                            9886.71
                                                                          10164.70                           10772.60
                                                                          10173.10                           10930.00
6/99                                                                      10690.20                           11424.20
                                                                          10555.50                           11110.80
                                                                          10370.30                           10699.60
                                                                          10446.10                           10701.90
                                                                          11069.00                           10745.30
                                                                          12466.20                           11386.80
12/99                                                                     14476.70                           12675.80
                                                                          14400.90                           12472.30
                                                                          17830.40                           14531.90
                                                                          16600.20                           13573.80
                                                                          15075.00                           12757.00
                                                                          13937.40                           12013.50
6/00                                                                      16170.40                           13060.70
                                                                          15858.70                           12640.50
                                                                          18175.90                           13605.00
                                                                          17299.60                           13205.10
                                                                          15715.40                           12615.70
                                                                          12597.60                           11320.70
12/00                                                                     13988.00                           12292.90
                                                                          13803.90                           12932.90
                                                                          12427.90                           12084.30
                                                                          11770.60                           11493.20
                                                                          12638.20                           12392.30
                                                                          13111.50                           12696.90
6/01                                                                      13226.10                           13135.40
                                                                          13085.80                           12424.30
                                                                          12551.20                           12023.00
                                                                          11219.00                           10404.60
                                                                          11666.00                           11013.50
                                                                          12270.70                           11866.10
12/01                                                                     12893.00                           12598.50
                                                                          12936.80                           12467.50
                                                                          12928.10                           12126.20
                                                                          13673.10                           13100.40
                                                                          13743.20                           13219.70
                                                                          13287.40                           12633.00
6/02                                                                      12656.30                           12006.20
                                                                          11078.00                           10192.90
                                                                          11113.50                           10167.00
                                                                          10394.50                            9436.85
                                                                          10762.40                            9739.38
                                                                          11375.90                           10608.60
12/02                                                                     10893.00                           10017.90
                                                                          10543.30                            9740.62
                                                                          10201.50                            9446.32
                                                                          10315.40                            9567.93
                                                                          11209.40                           10475.20
                                                                          12094.50                           11599.30
6/03                                                                      12462.60                           11809.20
                                                                          13146.20                           12548.10
                                                                          13803.50                           13123.40
                                                                          13488.00                           12881.20
                                                                          14758.60                           13962.90
                                                                          15250.10                           14458.40
12/03                                                                     15626.00                           14751.00

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in The Guardian Small Cap Stock Fund and the Russell 2000 Index.
                       SECTOR WEIGHTINGS HELD BY THE FUND
                            AS OF DECEMBER 31, 2003

                         [SECTOR WEIGHTINGS PIE CHART]

Financials                      19.81%
Information Technology          19.68%
Health Care                     15.46%
Industrials                     12.31%
Consumer Discretionary          9.83%
Energy                          8.96%
Utilities                       3.28%
Materials                       3.10%
Consumer Staples                3.04%
Telecommunication Services      2.645%
Cash                            1.89%

---------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                                                                                          SINCE
                                                                                                                        INCEPTION
                                                                   1 YEAR           3 YEARS           5 YEARS           (7/16/97)
---------------------------------------------------------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund                                  43.44%            3.77%             7.83%              9.99%
---------------------------------------------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ /  Baillie Gifford International Fund

Schedule of Investments
December 31, 2003


COMMON STOCKS -- 93.5%
Shares                                                                    Value
-------------------------------------------------------------------------------
AUSTRALIA -- 3.1%
  BEVERAGES -- 0.3%
      196,500  Fosters Group Ltd.                                  $    665,796
  COMMERCIAL BANKS -- 0.7%
       49,754  Australia and NZ Banking Group Ltd.                      662,333
       35,358  National Australia Bank                                  797,354
  CONTAINERS AND PACKAGING -- 0.4%
      119,066  Amcor Ltd.                                               740,515
  FOOD AND STAPLES RETAILING -- 0.2%
       41,100  Woolworths Ltd.                                          365,166
  MEDIA -- 0.3%
       56,500  News Corp. Ltd.                                          510,075
  METALS AND MINING -- 0.9%
      182,956  BHP Billiton Ltd.                                      1,679,255
  OIL AND GAS -- 0.3%
       58,900  Woodside Petroleum Ltd.                                  656,362
                                                                   ------------
                                                                      6,076,856
-------------------------------------------------------------------------------
BRAZIL -- 0.6%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
       79,000  Telecom. Norte Leste Participacoes ADR                 1,218,970
-------------------------------------------------------------------------------
DENMARK -- 1.0%
  COMMERCIAL BANKS -- 1.0%
       82,420  Danske Bank AS                                         1,931,435
-------------------------------------------------------------------------------
FINLAND -- 2.8%
  COMMUNICATIONS EQUIPMENT -- 2.8%
      318,430  Nokia OYJ                                              5,500,535
-------------------------------------------------------------------------------
FRANCE -- 8.8%
  BEVERAGES -- 1.3%
       23,460  Pernod-Ricard S.A.                                     2,605,576
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
       59,610  France Telecom S.A.*                                   1,701,894
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.0%
       38,000  Essilor Int'l. S.A.                                    1,963,003
  MEDIA -- 1.5%
      117,100  Vivendi Universal S.A.*                                2,843,100
  PERSONAL PRODUCTS -- 2.1%
       49,406  L'Oreal S.A.                                           4,046,192
  PHARMACEUTICALS -- 2.0%
       52,100  Sanofi-Synthelabo S.A.                                 3,918,912
                                                                   ------------
                                                                     17,078,677
-------------------------------------------------------------------------------
GERMANY -- 6.0%
  AUTOMOBILES -- 0.8%
       33,850  Bayerische Motoren Werke AG*                           1,567,362
  COMMERCIAL BANKS -- 1.7%
       38,937  Deutsche Bank AG                                       3,223,156
  DIVERSIFIED FINANCIAL SERVICES -- 1.1%
       39,520  Deutsche Boerse AG                                     2,158,537
  SOFTWARE -- 1.6%
       18,124  SAP AG                                                 3,040,526
  TEXTILES, APPAREL AND LUXURY GOODS -- 0.8%
       14,590  Adidas-Salomon AG                                      1,659,956
                                                                   ------------
                                                                     11,649,537
-------------------------------------------------------------------------------
HONG KONG -- 2.7%
  COMMERCIAL BANKS -- 0.8%
      453,000  BOC Hong Kong Hldgs. Ltd                                 851,882
       48,000  Hang Seng Bank Ltd.                                      630,623

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
  COMPUTERS AND PERIPHERALS -- 0.1%
      398,000  Legend Group Ltd.                                    $   170,452
  DISTRIBUTORS -- 0.2%
      210,000  Li & Fung Ltd.                                           359,749
  REAL ESTATE -- 1.6%
      218,000  Cheung Kong Hldgs. Ltd.                                1,726,872
      176,000  Sun Hung Kai Properties Ltd.                           1,450,845
                                                                   ------------
                                                                      5,190,423
-------------------------------------------------------------------------------
IRELAND -- 3.3%
  AIRLINES -- 0.9%
      224,140  Ryanair Hldgs. PLC*                                    1,861,051
  COMMERCIAL BANKS -- 1.0%
      116,340  Allied Irish Banks PLC                                 1,861,599
  CONSTRUCTION MATERIALS -- 1.4%
      133,450  CRH PLC                                                2,737,326
                                                                   ------------
                                                                      6,459,976
-------------------------------------------------------------------------------
ISRAEL -- 0.5%
  PHARMACEUTICALS -- 0.5%
       18,200  Teva Pharmaceutical Inds. Ltd. ADR                     1,032,122
-------------------------------------------------------------------------------
ITALY -- 2.3%
  INSURANCE -- 1.0%
      108,190  Riunione Adriatica di Sicurta SPA                      1,840,240
  OIL AND GAS -- 1.3%
      134,880  ENI SPA                                                2,542,334
                                                                   ------------
                                                                      4,382,574
-------------------------------------------------------------------------------
JAPAN -- 21.8%
  AUTO COMPONENTS -- 0.8%
      109,000  Bridgestone Corp.                                      1,466,085
  AUTOMOBILES -- 1.5%
       84,600  Toyota Motor Corp.                                     2,858,562
  BUILDING PRODUCTS -- 1.6%
      388,000  Asahi Glass Co.                                        3,187,007
  CHEMICALS -- 0.8%
       36,100  Shin-Etsu Chemical Co. Ltd.                            1,475,876
  COMMERCIAL BANKS -- 1.0%
          386  UFJ Hldgs., Inc.*                                      1,855,509
  DIVERSIFIED FINANCIAL SERVICES -- 0.5%
       24,650  Promise Co.                                            1,074,490
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
          260  Nippon Tele. & Tel. Corp.                              1,254,679
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
      102,000  Alps Electric Co. Ltd.                                 1,492,845
        9,300  Keyence Corp.                                          1,960,956
       26,700  Kyocera Corp.                                          1,779,419
  HOUSEHOLD PRODUCTS -- 0.9%
       90,000  Kao Corp.                                              1,831,334
  INSURANCE -- 0.9%
      211,000  Mitsui Sumitomo Insurance Co.                          1,733,140
  LEISURE EQUIPMENT AND PRODUCTS -- 1.7%
      244,000  Konica Corp.                                           3,281,878
  MACHINERY -- 1.3%
      107,000  Daikin Inds. Ltd.                                      2,471,881
  OFFICE ELECTRONICS -- 1.9%
      134,000  Brother Inds. Ltd.                                     1,229,496
       51,000  Canon, Inc.                                            2,375,414
  ROAD AND RAIL -- 1.2%
      446,000  Tokyu Corp.                                            2,289,635
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.9%
       15,600  Rohm Co. Ltd.                                          1,828,870

--------------------------------------------------------------------------------
See notes to financial statements.

BAILLIE GIFFORD INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.7%
       42,400  Yamada Denki Co., Ltd.                              $  1,424,744
  TOBACCO -- 1.0%
          274  Japan Tobacco, Inc.                                    2,007,654
  TRADING COMPANIES AND DISTRIBUTORS -- 1.2%
      282,000  Mitsui & Co. Ltd.                                      2,271,583
  WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
          485  NTT DoCoMo, Inc.                                       1,100,061
                                                                   ------------
                                                                     42,251,118
-------------------------------------------------------------------------------
NETHERLANDS -- 3.7%
  HOUSEHOLD DURABLES -- 1.2%
       77,240  Philips Electronics (KON)                              2,252,925
  INSURANCE -- 1.1%
      144,970  Aegon NV                                               2,142,543
  MEDIA -- 1.4%
       85,090  Ver Ned Uitgevers                                      2,685,590
                                                                   ------------
                                                                      7,081,058
-------------------------------------------------------------------------------
NEW ZEALAND -- 0.2%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
      131,400  Telecom. Corp. of New Zealand                            462,321
-------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.5%
  OIL AND GAS -- 0.5%
      510,000  CNOOC Ltd.                                             1,001,771
-------------------------------------------------------------------------------
PORTUGAL -- 0.1%
  TRANSPORTATION INFRASTRUCTURE -- 0.1%
       29,438  Brisa-Auto Estradas de Portugal S.A.                     196,579
-------------------------------------------------------------------------------
RUSSIA -- 0.6%
  OIL AND GAS -- 0.6%
       11,500  LUKOIL ADR                                             1,070,650
-------------------------------------------------------------------------------
SINGAPORE -- 0.4%
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
       69,000  Venture Corp. Ltd.                                       812,577
-------------------------------------------------------------------------------
SOUTH AFRICA -- 0.6%
  METALS AND MINING -- 0.6%
       28,300  Anglo American Platinum Corp.                          1,233,083
-------------------------------------------------------------------------------
SOUTH KOREA -- 0.5%
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.5%
        4,700  Samsung Electronics Co. Ltd. GDR                         883,600
-------------------------------------------------------------------------------
SPAIN -- 1.9%
  COMMERCIAL BANKS -- 1.2%
       39,400  Banco Popular Espanol S.A.                             2,348,069
  TOBACCO -- 0.7%
       48,270  Altadis S.A.                                           1,368,401
                                                                   ------------
                                                                      3,716,470
-------------------------------------------------------------------------------
SWEDEN -- 3.3%
  COMMUNICATIONS EQUIPMENT -- 1.1%
    1,144,720  LM Ericsson*                                           2,053,010
  MACHINERY -- 2.2%
       86,870  Atlas Copco AB                                         2,832,140
       40,100  SKF AB                                                 1,549,855
                                                                   ------------
                                                                      6,435,005
-------------------------------------------------------------------------------
SWITZERLAND -- 4.5%
  COMMERCIAL BANKS -- 1.6%
       43,650  UBS AG                                                 2,988,083
  COMMERCIAL SERVICES AND SUPPLIES -- 0.8%
       24,630  Adecco S.A.                                            1,582,547
  ELECTRICAL EQUIPMENT -- 1.3%
      508,555  ABB Ltd.*                                              2,577,095
  PHARMACEUTICALS -- 0.8%
       35,400  Novartis AG                                            1,606,490
                                                                   ------------
                                                                      8,754,215
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
UNITED KINGDOM -- 24.3%
  BEVERAGES -- 1.3%
      191,000  Diageo PLC                                          $  2,505,944
  COMMERCIAL BANKS -- 5.4%
      320,100  Barclays PLC                                           2,846,975
       90,625  HBOS PLC                                               1,170,408
      206,000  HSBC Hldgs.                                            3,228,587
      111,088  Royal Bank of Scotland                                 3,263,981
  HOTELS, RESTAURANTS AND LEISURE -- 1.0%
       33,400  Carnival PLC                                           1,342,062
       84,128  Compass Group                                            570,657
  INSURANCE -- 0.8%
      106,000  Aviva PLC                                                927,629
       68,000  Prudential Corp.                                         573,233
  MULTILINE RETAIL -- 0.6%
       57,000  Next PLC                                               1,142,629
  OIL AND GAS -- 3.1%
      247,000  BG Group PLC                                           1,264,303
      420,000  BP PLC                                                 3,396,239
      184,000  Shell Transport & Trading                              1,364,707
  PHARMACEUTICALS -- 4.1%
       32,764  Astrazeneca                                            1,567,409
      283,477  GlaxoSmithKline PLC                                    6,477,069
  SOFTWARE -- 0.4%
      219,380  Sage Group                                               688,245
  TOBACCO -- 3.3%
      134,000  British American Tobacco PLC                           1,841,816
      228,900  Imperial Tobacco                                       4,494,580
  WIRELESS TELECOMMUNICATION SERVICES -- 4.3%
      739,000  mmO2*                                                  1,015,748
    2,989,188  Vodafone Group                                         7,390,157
                                                                   ------------
                                                                     47,072,378
-------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
                 (COST $149,369,722)                                181,491,930
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 3.7%
BRAZIL -- 1.3%
  METALS AND MINING -- 0.6%
       25,500  Comp. Vale Do Rio Doce ADR                          $  1,313,505
  OIL AND GAS -- 0.7%
       49,800  Petroleo Brasileiro S.A. ADR                           1,327,668
                                                                   ------------
                                                                      2,641,173
-------------------------------------------------------------------------------
GERMANY -- 2.4%
  AUTOMOBILES -- 2.4%
        7,820  Porsche AG                                             4,635,945
-------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                 (COST $4,706,399)                                    7,277,118
-------------------------------------------------------------------------------

CONVERTIBLE BOND -- 0.4%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
JAPAN -- 0.4%
  COMMERCIAL BANKS -- 0.4%
Y  51,000,000  SMFG Finance
                 2.25% due 7/11/2005
                 (COST $345,135)                                   $    893,756
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

BAILLIE GIFFORD INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)


REPURCHASE AGREEMENT -- 0.1%
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
$     121,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 12/31/2003, maturity
               value $121,002 at
               0.35%, due 1/2/2004 (1)
                 (COST $121,000)                                   $    121,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.7%
  (COST $154,542,256)                                               189,783,804
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 2.3%                                            4,374,946
-------------------------------------------------------------------------------
NET ASSETS -- 100%                                                 $194,158,750
-------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  Baillie Gifford International Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Investments, at market (cost $154,542,256)    $189,783,804
  Foreign currency (cost $3,618,099)               3,679,933
  Cash                                                11,090
  Receivable for fund shares sold                    323,957
  Dividends receivable                               267,427
  Dividend reclaims receivable                       206,759
  Receivable for securities sold                      63,967
  Interest receivable                                  8,064
  Other assets                                         2,857
                                                ------------
    TOTAL ASSETS                                 194,347,858
                                                ------------
LIABILITIES
  Accrued expenses                                   146,908
  Payable for fund shares redeemed                    42,200
                                                ------------
    TOTAL LIABILITIES                                189,108
                                                ------------
    NET ASSETS                                  $194,158,750
                                                ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                         $  1,449,386
  Additional paid-in capital                     231,798,690
  Undistributed net investment income                430,405
  Accumulated net realized loss on investments
    and foreign currency related transactions    (74,867,989)
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign
    currencies                                    35,348,258
                                                ------------
    NET ASSETS                                  $194,158,750
                                                ============
SHARES OUTSTANDING--$0.10 PAR VALUE               14,493,860
                                                ============
NET ASSET VALUE PER SHARE                       $      13.40
                                                ============


STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                      $ 4,142,110
  Interest                                            61,343
  Less: Foreign tax withheld                        (455,783)
                                                 -----------
    Total Income                                   3,747,670
                                                 -----------

  EXPENSES:
    Investment advisory fees--Note B               1,349,968
    Custodian fees                                   321,501
    Audit fees                                        26,985
    Directors' fees--Note B                           11,168
    Other                                             62,073
                                                 -----------
    Total Expenses                                 1,771,695
                                                 -----------
  NET INVESTMENT INCOME                            1,975,975
                                                 -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES--NOTE C
    Net realized loss on investments--Note A      (9,332,690)
    Net realized gain on foreign currency
      related transactions--Note A                   474,742
    Net change in unrealized depreciation of
      investments--Note C                         54,040,896
    Net change in unrealized appreciation from
      translation of other assets and
      liabilities denominated in foreign
      currencies--Note A                              80,588
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCIES            45,263,536
                                                 -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS   $47,239,511
                                                 ===========

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  Baillie Gifford International Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                            2003                    2002
                                                                        ------------            ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $  1,975,975            $  1,957,619
    Net realized loss on investments and foreign currency
     related transactions                                                 (8,857,948)            (53,691,383)
    Net change in unrealized depreciation of investments and
     translation of other assets and liabilities denominated
     in foreign currencies                                                54,121,484              11,177,888
                                                                        ------------            ------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS               47,239,511             (40,555,876)
                                                                        ------------            ------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                 (2,779,734)               (177,670)
                                                                        ------------            ------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net decrease in net assets from capital share
     transactions--Note E                                                (14,115,956)            (51,102,901)
                                                                        ------------            ------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                   30,343,821             (91,836,447)

NET ASSETS:
Beginning of year                                                        163,814,929             255,651,376
                                                                        ------------            ------------
End of year*                                                            $194,158,750            $163,814,929
                                                                        ============            ============

* Includes undistributed net investment income of:                      $    430,405            $    759,422

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  Baillie Gifford International Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
INDICATED:

                                                          YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
                                            2003         2002         2001        2000       1999
                                         ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....  $    10.46   $    12.72   $    16.24   $  26.78   $  20.92
                                         ----------   ----------   ----------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................        0.14         0.11         0.05       0.03       0.10
  Net realized and unrealized
    gain/(loss) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currency...........................        2.99        (2.36)       (3.34)     (5.39)      7.86
                                         ----------   ----------   ----------   --------   --------
  Net increase/(decrease) from
    investment operations..............        3.13        (2.25)       (3.29)     (5.36)      7.96
                                         ----------   ----------   ----------   --------   --------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................       (0.19)       (0.01)          --         --      (0.09)
  Distributions in excess of net
    investment income..................          --           --           --         --      (0.01)
  Net realized gain on investments and
    foreign currency related
    transactions.......................          --           --        (0.23)     (5.18)     (2.00)
                                         ----------   ----------   ----------   --------   --------
  Total dividends and distributions....       (0.19)       (0.01)       (0.23)     (5.18)     (2.10)
                                         ----------   ----------   ----------   --------   --------
NET ASSET VALUE, END OF YEAR...........  $    13.40   $    10.46   $    12.72   $  16.24   $  26.78
                                         ----------   ----------   ----------   --------   --------
TOTAL RETURN*..........................       30.03%      (17.70)%     (20.40)%   (20.00)%    39.11%
                                         ----------   ----------   ----------   --------   --------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)...........................  $  194,159   $  163,815   $  255,651   $570,284   $933,544
  Ratio of expenses to average net
    assets.............................        1.05%        1.02%        0.99%      0.97%      0.96%
  Ratio of net investment income to
    average net assets.................        1.17%        0.89%        0.59%      0.12%      0.40%
  Portfolio turnover rate..............          41%          39%          40%        55%        52%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  Baillie Gifford Emerging Markets Fund
Schedule of Investments
December 31, 2003


COMMON STOCKS -- 93.0%
Shares                                                                  Value
-----------------------------------------------------------------------------
ARGENTINA -- 0.2%
  DISTRIBUTORS -- 0.2%
      21,900  Imp. Y Exp. Patagonia*                              $    85,509
-----------------------------------------------------------------------------
BRAZIL -- 8.8%
  BEVERAGES -- 1.7%
      36,000  Comp. de Bebidas das Americas ADR                       918,360
  COMMERCIAL BANKS -- 0.5%
      11,200  Unibanco GDR                                            279,440
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
      54,300  Telecom. Norte Leste Participacoes ADR                  837,849
  METALS AND MINING -- 1.4%
      14,600  Comp. Siderurgica Nacional S.A. ADR                     782,560
  OIL AND GAS -- 3.0%
      56,231  Petroleo Brasileiro S.A. ADR                          1,644,194
  PAPER AND FOREST PRODUCTS -- 0.7%
      11,916  Votorantim Celulose e Papel S.A. ADR                    373,567
                                                                  -----------
                                                                    4,835,970
-----------------------------------------------------------------------------
CHILE -- 0.8%
  COMMERCIAL BANKS -- 0.0%
         884  Banco Santander Chile ADR                                21,022
  METALS AND MINING -- 0.8%
      22,400  Antofagasta Hldgs.                                      421,843
                                                                  -----------
                                                                      442,865
-----------------------------------------------------------------------------
CROATIA -- 0.4%
  PHARMACEUTICALS -- 0.4%
      14,325  Pliva d.d. GDR                                          233,497
-----------------------------------------------------------------------------
HONG KONG -- 1.6%
  INDUSTRIAL CONGLOMERATES -- 1.0%
     255,000  Shanghai Industrial Hldgs. Ltd.                         579,713
  INTERNET SOFTWARE AND SERVICES -- 0.6%
   1,040,000  Tom.Com Ltd.*                                           324,843
                                                                  -----------
                                                                      904,556
-----------------------------------------------------------------------------
HUNGARY -- 1.1%
  PHARMACEUTICALS -- 1.1%
       5,000  Richter Gedeon VEG                                      588,426
-----------------------------------------------------------------------------
INDIA -- 6.1%
  AUTOMOBILES -- 1.1%
      60,352  Hero Honda Motors Ltd.                                  595,362
  COMMERCIAL BANKS -- 0.5%
      45,000  ICICI Bank Ltd.                                         292,451
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.9%
      64,000  Moser Baer India Ltd.                                   482,251
  MACHINERY -- 0.4%
      45,000  Punjab Tractors Ltd.                                    233,456
  METALS AND MINING -- 3.2%
      20,400  Hindalco Inds. Ltd.                                     631,414
      50,000  Sesa Goa Ltd.                                           650,494
      75,000  Vedanta Resources PLC*                                  492,674
                                                                  -----------
                                                                    3,378,102
-----------------------------------------------------------------------------
INDONESIA -- 1.9%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
     660,000  Telekomunikasi Indonesia                                528,941
  METALS AND MINING -- 0.9%
   8,400,000  PT Bumi Resources Tbk                                   498,664
                                                                  -----------
                                                                    1,027,605
-----------------------------------------------------------------------------
ISRAEL -- 3.3%
  COMMERCIAL BANKS -- 0.5%
     110,000  Bank Hapoalim Ltd.                                      270,430

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
  INFORMATION TECHNOLOGY SERVICES -- 0.1%
       2,300  Radware Ltd.*                                       $    62,675
  INTERNET SOFTWARE AND SERVICES -- 1.0%
      31,200  Check Point Software Technologies Ltd.*                 524,784
  PHARMACEUTICALS -- 1.7%
       8,100  Taro Pharmaceutical Inds. Ltd.*                         522,450
       7,800  Teva Pharmaceutical Inds. Ltd. ADR                      442,338
                                                                  -----------
                                                                    1,822,677
-----------------------------------------------------------------------------
MALAYSIA -- 2.8%
  AUTOMOBILES -- 0.6%
     158,000  Perusahaan Otomobil Nasional Berhad                     351,342
  FOOD PRODUCTS -- 1.0%
     250,000  IOI Oleochemical Inds. Berhad                           546,053
  HOTELS, RESTAURANTS AND LEISURE -- 1.2%
     153,600  Genting Berhad                                          670,989
                                                                  -----------
                                                                    1,568,384
-----------------------------------------------------------------------------
MEXICO -- 7.5%
  COMMERCIAL BANKS -- 1.7%
      85,500  Grupo Fin. Banorte S.A. de C.V.                         296,743
     714,800  Grupo Fin. BBVA Bancomer S.A. de C.V.*                  610,668
  CONSTRUCTION AND ENGINEERING -- 0.6%
     139,600  Consorcio Ara S.A. de C.V.*                             346,609
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
     258,000  Grupo Carso Global Telecom.*                            361,388
  MEDIA -- 0.5%
      27,500  TV Azteca S.A. de C.V. ADR                              250,250
  MULTILINE RETAIL -- 1.4%
     295,053  Wal-Mart de Mexico S.A. de C.V.                         789,031
  TRANSPORTATION INFRASTRUCTURE -- 0.4%
      13,300  Grupo Aeroportuario del Sureste S.A. de C.V. ADR        234,080
  WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
      32,900  America Movil S.A. de C.V. ADR                          899,486
     260,000  America Telecom S.A. de C.V.*                           337,813
                                                                  -----------
                                                                    4,126,068
-----------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 6.2%
  METALS AND MINING -- 0.9%
     634,000  Aluminum Corp. of China Ltd.                            481,803
  OIL AND GAS -- 4.8%
     526,000  CNOOC Ltd.                                            1,033,199
   2,822,000  PetroChina Co. Ltd.                                   1,617,505
  TRANSPORTATION INFRASTRUCTURE -- 0.5%
     440,000  Zhejiang Expressway Co. Ltd.                            308,871
                                                                  -----------
                                                                    3,441,378
-----------------------------------------------------------------------------
RUSSIA -- 6.1%
  METALS AND MINING -- 1.7%
      24,000  Celtic Resources Hldgs. PLC*                            141,805
      12,400  JSC MMC Norilsk Nickel ADR                              824,600
  OIL AND GAS -- 3.5%
      14,300  LUKOIL ADR                                            1,331,330
      23,039  OAO Gazprom ADR                                         596,710
  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
       2,800  Mobile Telesystems ADR                                  231,840
       3,700  VimpelCom ADR*                                          271,950
                                                                  -----------
                                                                    3,398,235
-----------------------------------------------------------------------------
SOUTH AFRICA -- 6.7%
  COMMERCIAL BANKS -- 1.0%
      58,800  Nedcor Ltd.                                             545,188

--------------------------------------------------------------------------------
See notes to financial statements.

BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
METALS AND MINING -- 2.7%
      32,420  Anglo American Platinum Corp.                       $ 1,412,599
      14,712  Anglovaal Mining Ltd.*                                   94,890
  OIL AND GAS -- 2.0%
      79,300  Sasol Ltd.                                            1,126,067
  PAPER AND FOREST PRODUCTS -- 1.0%
      40,000  Sappi Ltd.                                              544,088
                                                                  -----------
                                                                    3,722,832
-----------------------------------------------------------------------------
SOUTH KOREA -- 20.2%
  AUTOMOBILES -- 2.4%
      31,700  Hyundai Motor Co. Ltd.*                               1,343,559
  CHEMICALS -- 1.1%
      42,700  Cheil Inds., Inc.                                       619,983
  COMMERCIAL BANKS -- 1.4%
     143,000  Korea Exchange Bank*                                    758,506
  COMMERCIAL SERVICES AND SUPPLIES -- 0.9%
      26,000  S1 Corp.*                                               512,799
  CONSTRUCTION AND ENGINEERING -- 2.3%
      17,000  Daelim Industrial Co. Ltd.*                             599,245
      64,650  Hyundai Development Co.                                 670,103
  MEDIA -- 1.1%
       4,000  Cheil Comms., Inc.                                      580,781
  METALS AND MINING -- 3.0%
      94,200  Dongkuk Steel Mill Co. Ltd.                             774,788
       6,500  POSCO                                                   889,215
  PHARMACEUTICALS -- 1.1%
      87,200  LG Corp.                                                606,704
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 4.1%
       8,500  Samsung Electronics Co. Ltd. GDR+                     1,598,000
       1,800  Samsung Electronics Co. Ltd.                            681,326
  TOBACCO -- 0.8%
      52,600  K T & G Corp. GDR+                                      461,828
  TRADING COMPANIES AND DISTRIBUTORS -- 2.0%
     128,800  Samsung Corp.                                         1,070,180
                                                                  -----------
                                                                   11,167,017
-----------------------------------------------------------------------------
TAIWAN -- 15.8%
  AIRLINES -- 0.4%
     480,700  China Airlines*                                         208,138
  BUILDING PRODUCTS -- 2.0%
   1,100,000  Asia Cement Corp.                                       586,450
   1,050,000  Taiwan Cement Corp.                                     516,495
  CONSTRUCTION AND ENGINEERING -- 0.7%
     453,000  CTCI Corp.                                              366,937
  DISTRIBUTORS -- 0.3%
     235,000  National Petroleum Co. Ltd.                             178,586
  DIVERSIFIED FINANCIAL SERVICES -- 0.7%
     720,000  SinoPac Hldgs.                                          364,772
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.1%
      78,660  Hon Hai Precision Inds. Co. Ltd. GDR                    625,347
     480,000  Sampo Corp.*                                            209,249
     250,000  Synnex Technology Int'l. Corp.                          338,733
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.6%
     103,550  Pihsiang Machinery Mfg. Co. Ltd.                        359,909
  MACHINERY -- 0.4%
     373,000  Yungtay Engineering Co. Ltd.                            230,722
  MULTILINE RETAIL -- 1.0%
   1,500,000  Far Eastern Dept. Stores Ltd.*                          554,492
  PAPER AND FOREST PRODUCTS -- 0.7%
     795,000  Chung Hwa Pulp Corp.                                    412,135

-----------------------------------------------------------------------------
Shares                                                                  Value
-----------------------------------------------------------------------------
  SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 5.2%
     670,000  Nanya Technology Corp.*                            $    420,354
      75,000  Nanya Technology Corp. GDR*                             506,250
     234,000  Realtek Semiconductor Corp.                             399,764
     283,252  Taiwan Semiconductor Mfg. Co. Ltd.                      529,794
     500,000  United Microelectronics Corp.                           428,571
     115,000  United Microelectronics Corp. ADR                       569,250
  WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
   1,063,200  Taiwan Cellular Corp.                                   923,841
                                                                  -----------
                                                                    8,729,789
-----------------------------------------------------------------------------
THAILAND -- 1.7%
  CONSTRUCTION MATERIALS -- 1.7%
     132,000  The Siam Cement Public Co. Ltd.                         919,478
-----------------------------------------------------------------------------
TURKEY -- 1.8%
  COMMERCIAL BANKS -- 1.0%
 200,000,000  Turkiye Garanti Bankasi A.S.*                           583,837
  INDUSTRIAL CONGLOMERATES -- 0.8%
  25,797,600  Koc Hldg. A.S.*                                         438,991
                                                                  -----------
                                                                    1,022,828
-----------------------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $38,098,192)                                 51,415,216
-----------------------------------------------------------------------------

PREFERRED STOCKS -- 4.1%
BRAZIL -- 4.1%
  COMMERCIAL BANKS -- 1.6%
     754,291  Itausa-Investimentos Itau S.A.                      $   890,011
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
   1,719,000  Celular CRT Participacoes S.A.                          359,265
  METALS AND MINING -- 1.8%
      19,500  Comp. Vale Do Rio Doce                                  993,218
-----------------------------------------------------------------------------
              TOTAL PREFERRED STOCKS
                (COST $1,336,662)                                   2,242,494
-----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.8%
Principal
Amount                                                                  Value
-----------------------------------------------------------------------------
$  2,079,000  State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2003, maturity
              value $2,079,040 at
              0.35%, due 1/2/2004 (1)
                (COST $2,079,000)                                 $ 2,079,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.9%
  (COST $41,513,854)                                               55,736,710
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.9)%                                             (484,502)
-----------------------------------------------------------------------------
NET ASSETS -- 100%                                                $55,252,208
-----------------------------------------------------------------------------

 *  Non-income producing security.

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  Baillie Gifford Emerging Markets Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Investments, at market (cost $41,513,854)      $55,736,710
  Foreign currency (cost $77,838)                     77,803
  Cash                                                 6,508
  Receivable for securities sold                     185,898
  Dividends receivable                               152,364
  Receivable for fund shares sold                    110,114
  Other assets                                           710
                                                 -----------
    TOTAL ASSETS                                  56,270,107
                                                 -----------

LIABILITIES
  Accrued foreign capital gains tax                  547,043
  Payable for securities purchased                   368,991
  Accrued expenses                                    54,042
  Payable for fund shares redeemed                    47,823
                                                 -----------
    TOTAL LIABILITIES                              1,017,899
                                                 -----------
    NET ASSETS                                   $55,252,208
                                                 ===========

COMPONENTS OF NET ASSETS
  Capital stock, at par                          $   406,402
  Additional paid-in capital                      45,422,604
  Distributions in excess of net investment
    income                                          (169,005)
  Accumulated net realized loss on investments
    and foreign currency related transactions     (4,103,281)
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign
    currencies                                    13,695,488
                                                 -----------
    NET ASSETS                                   $55,252,208
                                                 ===========
SHARES OUTSTANDING--$0.10 PAR VALUE                4,064,022
                                                 ===========
NET ASSET VALUE PER SHARE                        $     13.60
                                                 ===========


STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                      $ 1,185,164
  Interest                                             8,663
  Less: Foreign tax withheld                        (113,691)
                                                 -----------
    Total Income                                   1,080,136
                                                 -----------

  EXPENSES:
    Investment advisory fees--Note B                 384,255
    Custodian fees                                   265,458
    Audit fees                                        26,985
    Directors' fees--Note B                            2,328
    Other                                             19,118
                                                 -----------
      Total Expenses                                 698,144
                                                 -----------
  NET INVESTMENT INCOME                              381,992
                                                 -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES--NOTE C
    Net realized gain on investments--Note A       1,563,334
    Net realized loss on foreign currency
      related transactions--Note A                  (112,254)
    Realized Foreign Capital Gains Tax              (135,486)
    Net change in unrealized depreciation of
      investments--Note C                         16,519,732
    Unrealized Foreign Capital Gains Tax            (527,757)
    Net change in unrealized depreciation from
      translation of other assets and
      liabilities denominated in foreign
      currencies--Note A                              17,948
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCIES            17,325,517
                                                 -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS   $17,707,509
                                                 ===========

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  Baillie Gifford Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                           2003                    2002
                                                                        -----------            ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $   381,992            $    248,283
    Net realized gain on investments and foreign currency
     related transactions                                                 1,315,594               2,066,646
    Net change in unrealized appreciation/(depreciation) of
     investments and translation of other assets and
     liabilities denominated in foreign currencies                       16,009,923              (6,936,745)
                                                                        -----------            ------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS              17,707,509              (4,621,816)
                                                                        -----------            ------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                  (388,472)               (213,244)
                                                                        -----------            ------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from capital share
     transactions--Note E                                                 4,722,291             (18,466,972)
                                                                        -----------            ------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                  22,041,328             (23,302,032)

NET ASSETS:
Beginning of year                                                        33,210,880              56,512,912
                                                                        -----------            ------------
End of year*                                                            $55,252,208            $ 33,210,880
                                                                        ===========            ============

* Includes distributions in excess of net investment income
  of:                                                                   $  (169,005)           $    (22,240)

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  Baillie Gifford Emerging Markets Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
INDICATED:

                                                     YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------
                                          2003      2002      2001      2000      1999
                                         -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR.....  $  8.91   $  9.57   $  9.02   $ 12.73   $  7.39
                                         -------   -------   -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss).........     0.10      0.05      0.07     (0.04)     0.01
  Net realized and unrealized
    gain/(loss) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currency...........................     4.69     (0.66)     0.50     (3.50)     5.33
                                         -------   -------   -------   -------   -------
  Net increase/(decrease) from
    investment operations..............     4.79     (0.61)     0.57     (3.54)     5.34
                                         -------   -------   -------   -------   -------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................    (0.10)    (0.05)    (0.02)       --        --
  Net realized gain on investments and
    foreign currency related
    transactions.......................       --        --        --     (0.17)       --
                                         -------   -------   -------   -------   -------
  Total dividends and distributions....    (0.10)    (0.05)    (0.02)    (0.17)       --
                                         -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR...........  $ 13.60   $  8.91   $  9.57   $  9.02   $ 12.73
                                         -------   -------   -------   -------   -------
TOTAL RETURN*..........................    53.92%    (6.34)%    6.30%   (27.81)%   72.26%
                                         -------   -------   -------   -------   -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)...........................  $55,252   $33,211   $56,513   $58,636   $92,256
  Ratio of expenses to average net
    assets.............................     1.82%     1.54%     1.48%     1.38%     1.44%
  Ratio of net investment income/(loss)
    to average net assets..............     0.99%     0.42%     0.84%    (0.22)%    0.12%
  Portfolio turnover rate..............       71%      101%      103%       95%       96%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
See notes to financial statements.

                      (This page intentionally left blank)

/ /  The Guardian Small Cap Stock Fund

Schedule of Investments
December 31, 2003


COMMON STOCKS -- 98.1%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.3%
   280,600  EDO Corp.                                           $  6,916,790
----------------------------------------------------------------------------
AIRLINES -- 1.8%
   296,900  Skywest, Inc.                                          5,379,828
----------------------------------------------------------------------------
AUTO COMPONENTS -- 2.5%
   187,400  American Axle & Mfg. Hldgs., Inc.*                     7,574,708
----------------------------------------------------------------------------
BEVERAGES -- 0.7%
    71,900  Cott Corp.*                                            2,013,919
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 6.4%
    60,200  Angiotech Pharmaceuticals, Inc.*                       2,769,200
    58,200  Charles River Laboratories Int'l.*                     1,998,006
   183,500  Exact Sciences Corp.*                                  1,857,020
   111,300  ILEX Oncology, Inc.*                                   2,365,125
   113,000  NPS Pharmaceuticals, Inc.*                             3,473,620
   193,000  Protein Design Labs., Inc.*                            3,454,700
   372,200  Repligen Corp.*                                        1,626,514
   269,000  XOMA Ltd.*                                             1,775,400
                                                                ------------
                                                                  19,319,585
----------------------------------------------------------------------------
CAPITAL MARKETS -- 2.3%
   179,300  Investors Financial Svcs. Corp.                        6,886,913
----------------------------------------------------------------------------
CHEMICALS -- 0.6%
    59,900  Cabot Corp.                                            1,907,216
----------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.9%
   241,600  Boston Private Financial Hldgs., Inc.*                 6,001,344
    44,700  Community Bank System, Inc.                            2,190,300
    42,700  East West Bancorp, Inc.                                2,292,136
    82,700  Southwest Bancorp. of Texas, Inc.                      3,212,895
    56,400  UCBH Hldgs., Inc.                                      2,197,908
    45,450  Wintrust Financial Corp.                               2,049,795
                                                                ------------
                                                                  17,944,378
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.7%
    64,600  Banta Corp.                                            2,616,300
   200,900  Labor Ready, Inc.*                                     2,631,790
                                                                ------------
                                                                   5,248,090
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.7%
   314,900  Symmetricom, Inc.*                                     2,292,472
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.9%
   180,100  Synaptics, Inc.*                                       2,697,898
----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.9%
    57,600  Jacobs Engineering Group, Inc.*                        2,765,376
----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.1%
   210,200  Financial Federal Corp.*                               6,421,610
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
    59,300  Comwlth. Tel. Enterprises, Inc.*                       2,238,575
   233,300  TALK America Hldgs., Inc.*                             2,687,616
                                                                ------------
                                                                   4,926,191
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.7%
    83,100  Benchmark Electronics, Inc.*                           2,892,711
   106,500  Merix Corp.*                                           2,612,445
    63,200  Varian, Inc.*                                          2,637,336
                                                                ------------
                                                                   8,142,492
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 4.1%
   577,300  Grant Prideco, Inc.*                                   7,516,446
   473,600  Key Energy Svcs., Inc.*                                4,882,816
                                                                ------------
                                                                  12,399,262
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.1%
    94,300  United Natural Foods, Inc.*                         $  3,386,313
----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
    91,600  American Italian Pasta Co.*                            3,838,040
----------------------------------------------------------------------------
GAS UTILITIES -- 0.7%
    77,800  AGL Resources, Inc.                                    2,263,980
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 4.3%
   142,200  ALARIS Medical Systems, Inc.*                          2,162,862
   226,900  American Medical Systems Hldgs., Inc.*                 4,946,420
   124,700  Immucor, Inc.*                                         2,542,633
    63,000  Sola Int'l., Inc.*                                     1,184,400
   112,600  Synovis Life Technologies, Inc.                        2,290,284
                                                                ------------
                                                                  13,126,599
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.5%
   195,400  Penn National Gaming, Inc.*                            4,509,832
   114,400  Ruby Tuesday, Inc.                                     3,259,256
                                                                ------------
                                                                   7,769,088
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.0%
    60,700  CACI Int'l., Inc.*                                     2,951,234
   222,600  Keane, Inc.*                                           3,258,864
                                                                ------------
                                                                   6,210,098
----------------------------------------------------------------------------
INSURANCE -- 2.6%
   113,300  Direct General Corp.                                   3,750,230
    38,400  Montpelier Re Hldgs. Ltd.                              1,409,280
    88,600  ProAssurance Corp.*                                    2,848,490
                                                                ------------
                                                                   8,008,000
----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 2.2%
   173,000  Netegrity, Inc.*                                       1,783,630
   128,100  PEC Solutions, Inc.*                                   2,171,295
   328,000  S1 Corp.*                                              2,640,400
                                                                ------------
                                                                   6,595,325
----------------------------------------------------------------------------
MACHINERY -- 3.6%
   210,900  AGCO Corp.*                                            4,247,526
   102,200  CLARCOR, Inc.                                          4,507,020
    50,300  IDEX Corp.                                             2,091,977
                                                                ------------
                                                                  10,846,523
----------------------------------------------------------------------------
MEDIA -- 1.9%
   247,300  Gray Television, Inc.                                  3,739,176
    31,500  Media General, Inc.                                    2,050,650
                                                                ------------
                                                                   5,789,826
----------------------------------------------------------------------------
METALS AND MINING -- 1.6%
   235,200  Hecla Mining Co.*                                      1,949,808
   143,500  Massey Energy Co.                                      2,984,800
                                                                ------------
                                                                   4,934,608
----------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 1.9%
   258,700  ONEOK, Inc.                                            5,712,096
----------------------------------------------------------------------------
OIL AND GAS -- 4.9%
   307,200  Energy Partners Ltd.*                                  4,270,080
   227,200  Magnum Hunter Resources, Inc.*                         2,160,672
   393,500  Range Resources Corp.*                                 3,718,575
    60,800  Western Gas Resources, Inc.                            2,872,800
    98,400  Whiting Petroleum Corp.*                               1,810,560
                                                                ------------
                                                                  14,832,687
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
   143,900  Louisiana-Pacific Corp.*                               2,572,932
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN SMALL CAP STOCK FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
PHARMACEUTICALS -- 4.8%
   134,700  Atrix Laboratories, Inc.*                           $  3,238,188
    37,900  Medicis Pharmaceutical Corp.                           2,702,270
   287,100  Pain Therapeutics, Inc.*                               1,995,345
   112,900  Salix Pharmaceuticals Ltd.*                            2,559,443
    63,000  Taro Pharmaceutical Inds. Ltd.*                        4,063,500
                                                                ------------
                                                                  14,558,746
----------------------------------------------------------------------------
REAL ESTATE -- 1.7%
    90,400  Arden Realty, Inc.                                     2,742,736
    61,900  Home Pptys. NY, Inc.                                   2,500,141
                                                                ------------
                                                                   5,242,877
----------------------------------------------------------------------------
ROAD AND RAIL -- 2.1%
    71,700  Arkansas Best Corp.                                    2,250,663
   206,475  Werner Enterprises, Inc.                               4,024,198
                                                                ------------
                                                                   6,274,861
----------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 5.1%
   131,700  Credence Systems Corp.*                                1,733,172
   174,900  Entegris, Inc.*                                        2,247,465
   125,900  Micrel, Inc.*                                          1,961,522
   242,400  Pericom Semiconductor Corp.*                           2,583,984
    99,400  Sigmatel, Inc.*                                        2,453,192
   216,300  Silicon Storage Technology, Inc.*                      2,379,300
    47,100  Varian Semiconductor Equipment Assoc., Inc.*           2,057,799
                                                                ------------
                                                                  15,416,434
----------------------------------------------------------------------------
SOFTWARE -- 6.0%
   303,600  Borland Software Corp.*                                2,954,028
   194,400  Bottomline Technologies, Inc.*                         1,749,600
   107,200  FactSet Research Systems, Inc.                         4,096,112
   391,600  Lawson Software, Inc.*                                 3,222,868
    89,500  Manhattan Assoc., Inc.*                                2,473,780
   122,300  RSA Security, Inc.*                                    1,736,660
   169,700  Verisity Ltd.*                                         2,163,675
                                                                ------------
                                                                  18,396,723
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.9%
    64,900  Cost Plus, Inc.*                                       2,660,900
    83,600  Group 1 Automotive, Inc.*                              3,025,484
   162,700  Movie Gallery, Inc.*                                   3,039,236
                                                                ------------
                                                                   8,725,620
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 5.2%
   102,100  BankUnited Financial Corp.*                         $  2,633,159
   253,400  Federal Agricultural Mortgage Corp.*                   8,098,664
   266,908  W Hldg. Co., Inc.                                      4,967,158
                                                                ------------
                                                                  15,698,981
----------------------------------------------------------------------------
WATER UTILITIES -- 0.7%
    90,375  Philadelphia Subn. Corp.                               1,997,287
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
   168,400  Western Wireless Corp.*                                3,091,824
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS (COST $231,296,848)             $298,126,196
----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$5,859,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2003, maturity
            value $5,859,299 at
            0.92%, due 1/2/2004 (1)
              (COST $5,859,000)                                 $  5,859,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $237,155,848)                                            303,985,196
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.0)%                                             (57,822)
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $303,927,374
----------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Small Cap Stock Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------


ASSETS
  Investments, at market (cost $237,155,848)    $303,985,196
  Cash                                                   791
  Receivable for fund shares sold                    158,871
  Dividends receivable                               107,513
  Interest receivable                                    150
  Other assets                                         4,858
                                                ------------
    TOTAL ASSETS                                 304,257,379
                                                ------------

LIABILITIES
  Payable for fund shares redeemed                    83,709
  Accrued expenses                                    44,822
  Due to GIS                                         201,474
                                                ------------
    TOTAL LIABILITIES                                330,005
                                                ------------
    NET ASSETS                                  $303,927,374
                                                ============
COMPONENTS OF NET ASSETS
  Capital stock, at par                         $  1,704,456
  Additional paid-in capital                     225,273,357
  Accumulated net realized gain on investments    10,120,213
  Net unrealized appreciation of investments      66,829,348
                                                ------------
    NET ASSETS                                  $303,927,374
                                                ============
SHARES OUTSTANDING--$0.10 PAR VALUE               17,044,552
                                                ============
NET ASSET VALUE PER SHARE                       $      17.83
                                                ============

STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                      $ 1,469,351
  Interest                                            75,378
  Less: Foreign tax withheld                          (3,984)
                                                 -----------
    Total Income                                   1,540,745
                                                 -----------
  EXPENSES:
    Investment advisory fees--Note B               1,942,730
    Custodian fees                                    88,998
    Directors' fees--Note B                           15,804
    Other                                            105,194
                                                 -----------
      Total Expenses                               2,152,726
                                                 -----------
  NET INVESTMENT LOSS                               (611,981)
                                                 -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments--Note A      29,890,935
    Net change in unrealized depreciation of
      investments--Note C                         67,580,933
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                   97,471,868
                                                 -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS   $96,859,887
                                                 ===========

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Small Cap Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                            2003                    2002
                                                                        ------------            ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment loss                                                 $   (611,981)           $   (130,923)
    Net realized gain/(loss) on investments                               29,890,935             (11,292,659)
    Net change in unrealized appreciation/(depreciation) of
     investments                                                          67,580,933             (33,541,865)
                                                                        ------------            ------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS               96,859,887             (44,965,447)
                                                                        ------------            ------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                         --                 (11,465)
                                                                        ------------            ------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from capital share
     transactions--Note E                                                (21,885,591)              7,892,228
                                                                        ------------            ------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                   74,974,296             (37,084,684)

NET ASSETS:
Beginning of year                                                        228,953,078             266,037,762
                                                                        ------------            ------------
End of year                                                             $303,927,374            $228,953,078
                                                                        ============            ============

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Small Cap Stock Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
INDICATED:

                                                       YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           2003       2002       2001       2000       1999
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....  $  12.43   $  14.71   $  15.96   $  17.18   $  12.74
                                         --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss).........     (0.04)     (0.01)     0.00(a)    (0.01)     0.02
  Net realized and unrealized
    gain/(loss) on investments.........      5.44      (2.27)     (1.25)     (0.60)      4.44
                                         --------   --------   --------   --------   --------
  Net increase/(decrease) from
    investment operations..............      5.40      (2.28)     (1.25)     (0.61)      4.46
                                         --------   --------   --------   --------   --------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................        --      (0.00)(a)  (0.00)(a)     --    (0.02)
  Net realized gain on investments.....        --         --      (0.00)(a)  (0.61)      --
                                         --------   --------   --------   --------   --------
  Total dividends and distributions....        --      (0.00)     (0.00)     (0.61)     (0.02)
                                         --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR...........  $  17.83   $  12.43   $  14.71   $  15.96   $  17.18
                                         --------   --------   --------   --------   --------
TOTAL RETURN(b)........................     43.44%    (15.50)%    (7.83)%    (3.38)%    35.04%
                                         --------   --------   --------   --------   --------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)...........................  $303,927   $228,953   $266,038   $288,015   $258,419
  Ratio of expenses to average net
    assets.............................      0.83%      0.84%      0.84%      0.82%      0.83%
  Ratio of net investment income/(loss)
    to average net assets..............     (0.24)%    (0.05)%     0.01%     (0.05)%     0.17%
  Portfolio turnover rate..............       107%       109%       134%       128%       100%

(a) Rounds to less than $0.01.

(b) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
    Inclusion of such charges would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  GIAC FUNDS, INC.
    - Baillie Gifford International Fund
    - Baillie Gifford Emerging Markets Fund
    - The Guardian Small Cap Stock Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE A.  ORGANIZATION AND ACCOUNTING POLICIES

     GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in the state of Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

Investments

     Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

     Futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

     Other securities for which market quotations are not readily available, including restricted, illiquid securities, and foreign securities subject to a "significant event") are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated.

     Repurchase agreements are carried at cost which approximates market value (See Note D).

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

     BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, BGIF and BGEMF are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by BGIF and BGEMF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by BGIF and BGEMF. The daily changes in the variation margin are recognized as unrealized gains or losses by BGIF and BGEMF. The investments of BGIF and BGEMF in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, BGIF and BGEMF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, BGIF and BGEMF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and paid semi-annually for the Funds. Net realized short-term and long-term capital gains for the Funds will be distributed at least annually. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

     For the year ended December 31, 2003, for federal income tax purposes, the following Funds have post-October capital losses and net capital losses carryforward of:

                  POST-OCTOBER   CAPITAL LOSS   EXPIRATION
                  CAPITAL LOSS   CARRYFORWARD      DATE
                  ------------   ------------   ----------
BGIF............    $711,649     $ 4,286,662       2009
BGIF............          --      48,698,518       2010
BGIF............          --      20,487,919       2011
BGEMF...........      51,782       3,919,022       2009

     The tax character of distributions paid to shareholders during the years ended December 31, 2003 and 2002 was as follows:

                   ORDINARY     LONG-TERM
                    INCOME     CAPITAL GAIN     TOTAL
                  --------------------------------------
                                   2003
                  --------------------------------------
BGIF............  $2,779,734      $  --       $2,779,734
BGEMF...........     388,472         --          388,472
                  --------------------------------------
                  --------------------------------------
                                   2002
                  --------------------------------------
BGIF............  $  177,670      $  --       $  177,670
BGEMF...........     213,244         --          213,244
GSCSF...........      11,465         --           11,465
                  --------------------------------------

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                       LONG-TERM
                                     CAPITAL GAIN/
                  UNDISTRIBUTED   (POST-OCTOBER LOSS)/
                    ORDINARY         (CAPITAL LOSS         UNREALIZED
                     INCOME          CARRYFORWARD)        APPRECIATION
                  -------------   --------------------   --------------
BGIF............    $502,460          $(74,184,748)       $34,592,961
BGEMF...........          --            (3,970,804)        13,921,373
GSCSF...........          --            11,329,752         65,619,809

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 2003, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess) of net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                    ACCUMULATED
                                                    NET REALIZED
                               UNDISTRIBUTED/      GAIN/(LOSS) ON
                              (DISTRIBUTIONS IN     INVESTMENTS
                                 EXCESS) OF         AND FOREIGN
                   PAID-IN     NET INVESTMENT     CURRENCY RELATED
                   CAPITAL         INCOME           TRANSACTIONS
                  ---------   -----------------   ----------------
BGIF............  $      --       $ 474,742          $(474,742)
BGEMF...........    (13,549)       (140,105)           153,654
GSCSF...........   (611,981)        611,981                 --

NOTE B.  INVESTMENT MANAGEMENT AGREEMENTS AND PAYMENTS TO OR FROM RELATED
         PARTIES

     BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the BGIF and BGEMF portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

     As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to BGIF and BGEMF.

     GSCSF has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. GIS receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

     The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

NOTE C.  INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

---------------------------------------------------------------
                          BGIF          BGEMF         GSCSF
---------------------------------------------------------------
Purchases              $66,642,143   $29,769,652   $270,351,893
Proceeds               $84,920,322   $26,764,554   $290,594,686

     The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency at December 31, 2003 were as follows:

                           BGIF          BGEMF         GSCSF
                       ------------   -----------   ------------
Appreciation           $ 40,921,466   $15,144,732   $ 68,697,846
Depreciation             (6,435,215)   (1,223,359)    (3,078,037)
                       ------------   -----------   ------------
Net Unrealized
  Appreciation         $ 34,486,251   $13,921,373   $ 65,619,809
                       ============   ===========   ============
Cost of investments
  for tax purposes     $155,297,553   $41,815,337   $238,365,387
                       ============   ===========   ============

NOTE D.  REPURCHASE AGREEMENTS

     The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE E.  TRANSACTIONS IN CAPITAL STOCK

     There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

/ / BAILLIE GIFFORD INTERNATIONAL FUND

                                                               Year Ended December 31,       Year Ended December 31,
                                                                 2003          2002           2003            2002
-----------------------------------------------------------------------------------------------------------------------
                                                                       Shares                        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                                    23,324,936    22,859,035   $ 258,924,010   $ 257,077,952
Shares issued in reinvestment of dividends                        216,740        14,599       2,779,734         177,670
Shares repurchased                                            (24,711,149)  (27,312,795)   (275,819,700)   (308,358,523)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                   (1,169,473)   (4,439,161)  $ (14,115,956)  $ (51,102,901)
=======================================================================================================================

/ / BAILLIE GIFFORD EMERGING MARKETS FUND

                                                               Year Ended December 31,       Year Ended December 31,
                                                                 2003          2002           2003            2002
-----------------------------------------------------------------------------------------------------------------------
                                                                       Shares                        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                                     6,164,839     8,678,513   $  63,463,042   $  87,068,928
Shares issued in reinvestment of dividends                         31,770        23,011         388,473         213,244
Shares repurchased                                             (5,858,157)  (10,879,561)    (59,129,224)   (105,749,144)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                           338,452    (2,178,037)  $   4,722,291   $ (18,466,972)
=======================================================================================================================

/ / THE GUARDIAN SMALL CAP STOCK FUND

                                                               Year Ended December 31,       Year Ended December 31,
                                                                 2003          2002           2003            2002
-----------------------------------------------------------------------------------------------------------------------
                                                                       Shares                        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                                     3,500,334     5,787,684   $  52,033,216   $  83,092,541
Shares issued in reinvestment of dividends                             --           773              --          11,465
Shares repurchased                                             (4,869,458)   (5,463,192)    (73,918,807)    (75,211,778)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                        (1,369,124)      325,265   $ (21,885,591)  $   7,892,228
=======================================================================================================================

NOTE F.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2003, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE G.  MANAGEMENT INFORMATION (UNAUDITED)

     The directors and officers of the Company are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Funds, (2) The Guardian Variable Contract Funds, Inc.(1), (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc., and (5) The Park Avenue Portfolio(2) (a series trust that issues its shares in thirteen series).

                                                                                                    NUMBER OF FUNDS
                                                TERM OF                                                 IN THE
                                               OFFICE AND                                            GUARDIAN FUND
                                 POSITION      LENGTH OF                                                COMPLEX
                                   WITH           TIME              PRINCIPAL OCCUPATIONS              OVERSEEN
NAME, ADDRESS AND AGE            COMPANY        SERVED+              DURING PAST 5 YEARS              BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*

Arthur V. Ferrara (73)           Director      Since 1994   Retired. Former Chairman of the Board         25
Box 902                                                     and Chief Executive Officer, The
East Orleans, Massachusetts                                 Guardian Life Insurance Company of
02463                                                       America. Director (Trustee) of all of
                                                            the mutual funds within the Guardian
                                                            Fund Complex.

Leo R. Futia (84)                Director      Since 1994   Retired. Former Chairman of the Board         25
18 Interlaken Road                                          and Chief Executive Officer, The
Greenwich, Connecticut                                      Guardian Life Insurance Company of
06830                                                       America. Director (Trustee) of all of
                                                            the mutual funds within the Guardian
                                                            Fund Complex.

Dennis J. Manning (56)           Director      Since 2003   Chairman of The Board and Chief               25
81 Graenest Ridge Road                                      Executive Officer, The Guardian Life
Wilton, Connecticut                                         Insurance Company of America, since
06897                                                       1/03. President and Chief Operating
                                                            Officer, 1/02 to 12/02; Director since
                                                            1/02; Executive Vice President and
                                                            Chief Operating Officer, 1/01 to
                                                            12/01; Executive Vice President,
                                                            Individual Markets and Group Pensions,
                                                            1/99 to 12/00. Director (Trustee) of
                                                            all of the mutual funds within the
                                                            Guardian Fund Complex.

DISINTERESTED DIRECTORS


Frank J. Fabozzi, Ph.D. (55)     Director      Since 1994   Adjunct Professor of Finance, School          25
858 Tower View Circle                                       of Management -- Yale University, 2/94
New Hope, Pennsylvania                                      to present; Editor, Journal of
18938                                                       Portfolio Management. Director
                                                            (Trustee) of all of the mutual funds
                                                            within the Guardian Fund Complex


                                     OTHER
NAME, ADDRESS AND AGE            DIRECTORSHIPS
----------------------------  -------------------
INTERESTED DIRECTORS*

Arthur V. Ferrara (73)        Director of various
Box 902                       mutual funds
East Orleans, Massachusetts   sponsored by
02463                         Gabelli Asset
                              Management.

Leo R. Futia (84)             None
18 Interlaken Road
Greenwich, Connecticut
06830

Dennis J. Manning (56)        Director of The
81 Graenest Ridge Road        Guardian Insurance
Wilton, Connecticut           & Annuity Company,
06897                         Inc. Manager,
                              Guardian Investor
                              Services LLC and
                              Park Avenue
                              Securities LLC.
                              Director of various
                              Guardian Life
                              subsidiaries.

DISINTERESTED DIRECTORS

Frank J. Fabozzi, Ph.D. (55)  Director (Trustee)
858 Tower View Circle         of various
New Hope, Pennsylvania        closed-end
18938                         investment
                              companies sponsored
                              by BlackRock
                              Financial
                              Management.
                              Director of
                              BlackRock Funds.

(1) During the year, The Guardian Variable Contract Funds, Inc. included three new series: The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund and The Guardian VC Low Duration Bond Fund.

(2) During the year, The Park Avenue Portfolio included three new series: The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Guardian Low Duration Bond Fund.

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                                                                                    NUMBER OF FUNDS
                                                TERM OF                                                 IN THE
                                               OFFICE AND                                            GUARDIAN FUND
                                 POSITION      LENGTH OF                                                COMPLEX
                                   WITH           TIME              PRINCIPAL OCCUPATIONS              OVERSEEN
NAME, ADDRESS AND AGE            COMPANY        SERVED+              DURING PAST 5 YEARS              BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
William W. Hewitt, Jr. (75)      Director      Since 1991   Retired. Former Executive Vice                25
c/o Guardian Investor                                       President, Shearson Lehman Brothers,
Services LLC                                                Inc. Director (Trustee) of all of the
7 Hanover Square                                            mutual funds within the Guardian Fund
New York, New York                                          Complex.
10004

Dr. Sidney I. Lirtzman (73)      Director      Since 1991   Emanuel Saxe Professor of Management          25
38 West 26th Street                                         9/96 to present, City University of
New York, New York                                          New York -- Baruch College; Dean of
10010                                                       the Zicklin School of Business 10/95
                                                            to 9/02; Interim President 9/99 to
                                                            9/00. President, Fairfield Consulting
                                                            Associates, Inc. Director (Trustee) of
                                                            all of the mutual funds within the
                                                            Guardian Fund Complex.

Carl W. Schafer (67)             Director      Since 1996   President, Atlantic Foundation (a             25
66 Witherspoon Street, #1100                                private charitable foundation).
Princeton, New Jersey                                       Director of Labor Ready, Inc.
08542                                                       (provider of temporary manual labor)
                                                            and Frontier Oil Corporation. Director
                                                            (Trustee) of all of the mutual funds
                                                            within the Guardian Fund Complex.

Robert G. Smith, Ph.D. (71)      Director      Since 1991   Chairman and Chief Executive Officer,         25
132 East 72nd Street                                        Smith Affiliated Capital Corp. since
New York, New York                                          4/82. Director (Trustee) of all of the
10021                                                       mutual funds within the Guardian Fund
                                                            Complex.


                                     OTHER
NAME, ADDRESS AND AGE            DIRECTORSHIPS
----------------------------  -------------------
William W. Hewitt, Jr. (75)   None.
c/o Guardian Investor
Services LLC
7 Hanover Square
New York, New York
10004
Dr. Sidney I. Lirtzman (73)   None.
38 West 26th Street
New York, New York
10010
Carl W. Schafer (67)          Director (Trustee)
66 Witherspoon Street, #1100  of various mutual
Princeton, New Jersey         funds sponsored by
08542                         UBS Global Asset
                              Management (US)
                              Inc.
                              (f/k/a Mitchell
                              Hutchins Asset
                              Management, Inc.),
                              and UBS
                              PaineWebber, Inc.,
                              Harding Loevner (3
                              funds) and Ell
                              Realty Securities
                              Trust.
Robert G. Smith, Ph.D. (71)   Governor
132 East 72nd Street          appointments as
New York, New York            Director of New
10021                         York Health Care
                              Reform Act
                              Charitable
                              Organization and
                              Nassau County
                              Interim Finance
                              Authority. Senior
                              private member of
                              the New York State
                              Financial Control
                              Board for New York
                              City. Senior
                              Director for the
                              New York State
                              Comptroller's
                              Investment Advisory
                              Committee for State
                              Pension Funds
                              (Common Fund).

(2) During the year, The Park Avenue Portfolio included three new series: The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Guardian Low Duration Bond Fund.

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.


                                                TERM OF
                                               OFFICE AND
                                 POSITION      LENGTH OF
                                   WITH           TIME                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE            COMPANY        SERVED+                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
OFFICERS


Joseph A. Caruso (51)         Senior Vice      Since 1992   Senior Vice President and Corporate Secretary, The
                              President and                 Guardian Life Insurance Company of America since 1/01;
                              Secretary                     Vice President and Corporate Secretary prior thereto.
                                                            Director, Senior Vice President and Secretary, The
                                                            Guardian Insurance & Annuity Company, Inc. Manager,
                                                            Senior Vice President and Corporate Secretary,
                                                            Guardian Investor Services LLC. Senior Vice President
                                                            and Secretary, Park Avenue Life Insurance Company,
                                                            Park Avenue Securities LLC. Guardian Baillie Gifford
                                                            Limited, and all of the mutual funds within the
                                                            Guardian Fund Complex.

Richard A. Cumiskey (43)      Compliance       Since 2002   Second Vice President, Equity Administration and
                              Officer                       Oversight, The Guardian Life Insurance Company of
                                                            America since 1/01; Assistant Vice President, Equity
                                                            Administration and Oversight, 6/99 to 12/00; Director
                                                            Compliance Officer, 10/97 to 5/99; Manager prior
                                                            thereto. Second Vice President and Compliance Officer
                                                            of The Guardian Insurance & Annuity Company, Inc. and
                                                            Guardian Investor Services LLC. Officer of all of the
                                                            mutual funds within the Guardian Fund Complex.

Richard A. Goldman (41)       Managing         Since 2001   Managing Director, The Guardian Life Insurance Company
                              Director                      of America since 7/01. Director, Citigroup Asset
                                                            Management prior thereto. Officer of various mutual
                                                            funds within the Guardian Fund Complex.

Edward H. Hocknell (43)       Vice President   Since 1997   Partner, Baillie Gifford & Co., since 5/98. Director,
c/o Baillie Gifford                                         Baillie Gifford Overseas Limited since 10/92. Officer
Overseas,                                                   of various mutual funds within the Guardian Fund
Limited                                                     Complex.
Calton Square
1 Greenside Row
Edinburgh, EH1 3AN,
Scotland

R. Robin Menzies (51)         Vice President   Since 1991   Partner, Baillie Gifford & Co. 4/81 to present.
c/o Baillie Gifford                                         Director, Baillie Gifford Overseas Limited 11/90 to
Overseas,                                                   present. Director, Guardian Baillie Gifford Limited
Limited                                                     11/90 to present. Trustee, Baillie Gifford Funds, Inc.
Calton Square                                               (2 funds). Officer of various mutual funds within the
1 Greenside Row                                             Guardian Fund Complex.
Edinburgh, EH1 3AN,
Scotland

Nydia Morrison (45)           Controller       Since 2003   Manager, The Guardian Life Insurance Company of
                                                            America since 9/99; Supervisor prior thereto. Officer
                                                            of all of the mutual funds within the Guardian Fund
                                                            Complex.

John B. Murphy (56)           Managing         Since 1991   Managing Director, The Guardian Life Insurance Company
                              Director                      of America since 3/98. Officer of various mutual funds
                                                            within the Guardian Fund Complex.

Frank L. Pepe (61)            Vice President   Since 1995   Vice President and Equity Controller, The Guardian
                              and Treasurer                 Life Insurance Company of America. Vice President and
                                                            Controller, The Guardian Insurance & Annuity Company,
                                                            Inc. Senior Vice President and Controller, Guardian
                                                            Investor Services LLC. Officer of all the mutual funds
                                                            within the Guardian Fund Complex.

Richard T. Potter, Jr. (49)   Vice President   Since 1992   Vice President and Equity Counsel, The Guardian Life
                              and Counsel                   Insurance Company of America. Vice President and
                                                            Counsel, The Guardian Insurance & Annuity Company,
                                                            Inc., Guardian Investor Services LLC, Park Avenue
                                                            Securities LLC and all of the mutual funds within the
                                                            Guardian Fund Complex.

                               NUMBER OF FUNDS
                                   IN THE
                                GUARDIAN FUND
                                 COMPLEX FOR
                                WHICH OFFICER
NAME, ADDRESS AND AGE              SERVES
----------------------------  -----------------
OFFICERS

Joseph A. Caruso (51)                25
Richard A. Cumiskey (43)             25
Richard A. Goldman (41)              23
Edward H. Hocknell (43)              16
c/o Baillie Gifford
Overseas,
Limited
Calton Square
1 Greenside Row
Edinburgh, EH1 3AN,
Scotland
R. Robin Menzies (51)                16
c/o Baillie Gifford
Overseas,
Limited
Calton Square
1 Greenside Row
Edinburgh, EH1 3AN,
Scotland
Nydia Morrison (45)                  25
John B. Murphy (56)                  23
Frank L. Pepe (61)                   25
Richard T. Potter, Jr. (49)          25

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.


                                                TERM OF
                                               OFFICE AND
                                 POSITION      LENGTH OF
                                   WITH           TIME                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE            COMPANY        SERVED+                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
Robert A. Reale (43)          Managing         Since 2001   Managing Director, The Guardian Life Insurance Company
                              Director                      of America, The Guardian Insurance & Annuity Company,
                                                            Inc. and Guardian Investor Services LLC since 3/01;
                                                            Second Vice President 10/99 to 2/01. Assistant Vice
                                                            President, Metropolitan Life prior thereto. Officer of
                                                            all of the mutual funds within the Guardian Fund
                                                            Complex.

Thomas G. Sorell (48)         President        Since 2003   Executive Vice President and Chief Investment Officer,
                                                            The Guardian Life Insurance Company of America since
                                                            1/03; Senior Managing Director, Fixed Income
                                                            Securities, since 3/00; Vice President, Fixed Income
                                                            Securities prior thereto. Managing Director,
                                                            Investments: Park Avenue Life Insurance Company.
                                                            Officer of all of the mutual funds within the Guardian
                                                            Fund Complex.

Donald P. Sullivan, Jr. (49)  Vice President   Since 1995   Vice President, Equity Administration, The Guardian
                                                            Life Insurance Company of America since 3/99; Second
                                                            Vice President, Equity Administration prior thereto.
                                                            Vice President, The Guardian Insurance & Annuity
                                                            Company, Inc. and Guardian Investor Services LLC.
                                                            Officer of all of the mutual funds within the Guardian
                                                            Fund Complex.

Matthew Ziehl (36)            Managing         Since 2002   Managing Director, The Guardian Life Insurance Company
                              Director                      of America since 1/02; prior thereto, Team Leader,
                                                            Salomon Brothers Asset Management, Inc. from 1/01 to
                                                            12/01; Co-Portfolio Manager, 8/99 to 12/00; Analyst,
                                                            Small Cap Equity, 1/95 to 7/99. Officer of various
                                                            mutual funds within the Guardian Fund Complex.

                               NUMBER OF FUNDS
                                   IN THE
                                GUARDIAN FUND
                                 COMPLEX FOR
                                WHICH OFFICER
NAME, ADDRESS AND AGE              SERVES
----------------------------  -----------------
Robert A. Reale (43)                 25
Thomas G. Sorell (48)                25
Donald P. Sullivan, Jr. (49)         25
Matthew Ziehl (36)                   16

     The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

Report of Ernst & Young LLP,

Independent Auditors

BOARD OF DIRECTORS AND SHAREHOLDERS
GIAC FUNDS, INC.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code"). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant's audit committee and is considered "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2003 - (a) Audit Fees $58,500; (c) Tax Fees $17,595; 2002 - (a)
Audit Fees $55,170; (c) Tax Fees $13,580.

Audit Fees include amounts related to the audit and report on the registrant's annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre- approving any engagement of the Registrant's accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant's accountant, including the fees and other compensation to be paid to the accountant, to provide any non-audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (2) No services described in paragraph (b) - (d) of Item 4, were approved by the Audit Committee pursuant to paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)      Not Applicable.

(h)      Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

Not required at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)      A certification by the registrant's certifying officers, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GIAC Funds, Inc.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    GIAC Funds, Inc.

Date: March 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    GIAC Funds, Inc.

Date: March 4, 2004

By: /s/ Frank L. Pepe
    --------------------------------
    Frank L. Pepe
    Vice President and Treasurer of
    GIAC Funds, Inc.

Date: March 4, 2004